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                                                                   EXHIBIT 10.33

                               SERVICES AGREEMENT

         THIS SERVICES AGREEMENT (the "Agreement"), dated this ___ day of July, 1996, is made by and between Merchant Partners, L.P. ("Merchant Partners"), an Illinois limited partnership, and The Tracker Corporation of America, a Delaware corporation ("Tracker").

                                    RECITALS

         A. In conjunction with its subsidiary, The Tracker Corporation, an Ontario corporation ("Tracker Canada"), Tracker is currently engaged in the business of sale and operation of a personal property identification and recovery system (the "Tracker Identification and Recovery System"). Tracker's long-term goal is to develop a variety of personal property recovery services, from its current Tracker Identification and Recovery System to a system of laser etching of Tracker's symbology at points of manufacture. To this end, Tracker is currently pursuing a marketing strategy for its products and services.

         B. Merchant Partners invests in and assists emerging growth-oriented businesses and leverage buy-outs in the consumer services, retailing and direct marketing industries.

         C. The parties desire to enter into an arrangement whereby, among other things, (i) Merchant Partners shall actively introduce and promote Tracker to Montgomery Ward & Co., Inc. ("Montgomery Ward"), ValueVision International, Inc. ("ValueVision") and certain other entities for the purpose of facilitating the sale to such entities of the Tracker Identification and Recovery System, and
(ii) Merchant Partners shall be issued an option to acquire, in the aggregate, up to 900,000 of the common shares (the "Option Shares") of Tracker (the "Option"), on the terms and conditions contained herein.

                                   AGREEMENTS

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Engagement, Activities and Term. Under the terms specified in this Agreement, Tracker hereby engages Merchant Partners to actively introduce and promote Tracker, its representatives and the Tracker Identification and Recovery System to Montgomery Ward, ValueVision and certain, other entities, as set forth in Exhibit A (individually, a "Prospect" and collectively, the "Prospects"). This Agreement shall commence on the date hereof and shall continue until the fifth (5th) anniversary hereof, unless terminated earlier, as provided in
Section 8.

         2. Consideration. As consideration for the services to be provided by Merchant Partners hereunder, Tracker is executing and delivering to Merchant Partners an options


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agreement (the "Options Agreement") in substantially the form attached hereto as
Exhibit B and a registration rights agreement (the "Registration Rights Agreement") in substantially the form attached hereto as Exhibit C.

         3. Pre-emptive Rights. Merchant Partners shall be entitled to pre-emptive rights, as described in this Section 3, on all new issuances of Tracker shares or other securities convertible into Tracker shares ("New Issuances") issued for cash, except for: (i) additional issuances of Tracker shares after the date of this Agreement to any of Tracker's officers, directors or employees in an aggregate amount not to exceed ten percent (10%) of the Tracker shares outstanding as of the date of this Agreement or pursuant to a merger, exchange offer or transaction of a type specified in Rule 145(a) under the Securities Act of 1933, as amended (the "Securities Act") or in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan; (ii) additional issuances of Tracker shares after the date of this Agreement if such shares are issued pursuant to the exercise, exchange or conversion of any options, warrants, evidences of indebtedness, shares of stock or other securities which are convertible, exchangeable or exercisable for Tracker shares, either immediately or upon the arrival of a specified date or the happening of a specified event (collectively, "Convertible Securities") that are outstanding as of the date of this Agreement or of any Convertible Securities that have been authorized to be issued by Tracker's Board of Directors as of the date of this Agreement (which authorized but not yet outstanding Convertible Securities include 525 shares of Tracker's Series B $1,000.00 6% Cumulative Convertible Preferred Stock); and (iii) issuances that are registered under the Securities Act. No New Issuance shall occur unless a prior written notice ("New Issuance Notice") is delivered to Merchant Partners which notice shall specify (i) the number of Tracker shares to be issued, (ii) the estimated date of such New Issuance, and (iii) the estimated purchase price for such Tracker shares to be issued. After receipt of the New Issuance Notice, Merchant Partners shall have a ten (10) business day period in which to advise Tracker as to whether or not it wishes to exercise its pre-emptive rights. Upon Merchant Partners' election to exercise its pre-emptive rights with respect to such New Issuance, Merchant Partners shall have the right to purchase its pro rata portion (based on a fraction the numerator of which is the number of shares of Common Stock and Option Shares held by Merchant Partners and the denominator of which is the number of shares of Common Stock and Class B Stock (as defined below) issued and outstanding as of the date of the election to exercise) of such New Issuance on terms as provided in the New Issuance Notice. If within such ten (10) business day period after receipt of the New Issuance Notice, Merchant Partners shall elect not to exercise its pre-emptive rights with respect to such New Issuance, then Tracker shall be free to issue such New Issuance to third parties, but, in no event, on more favorable terms than those set forth in the New Issuance Notice received by Merchant Partners. Failure to notify Tracker of the exercise of pre-emptive rights shall operate to waive such rights.

         4. Representations and Warranties of Tracker. Tracker hereby represents and warrants to Merchant Partners that except as may have been otherwise disclosed to Merchant Partners by Tracker in writing:

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         (a) Tracker is a corporation duly organized, existing and in good standing under the laws of the State of Delaware. Tracker is in the business of the sale and operation of a personal property identification and recovery system and in the card registration business and wishes to develop a variety of other recovery services. Tracker has no subsidiaries other than Tracker Canada and 614593 Alberta, Ltd. Tracker Canada is a corporation duly organized, existing and in good standing under the laws of Ontario, Canada. Tracker Canada is in the business of providing support to Tracker in the sale and operation of Tracker's personal property identification and recovery system. 614593 Alberta, Ltd. is not involved in the sale and operation of Tracker's personal property identification and recovery system and does not conduct any other operations.

         (b) Tracker has all requisite corporate power and authority to execute and deliver this Agreement, the Options Agreement and the Registration Rights Agreement and to perform its obligations hereunder and thereunder; such execution, delivery and performance does not and shall not violate, or require any consent, approval, or notice under, any provision of law or constitute a violation of, conflict with, or result in the breach of the Certificate of Incorporation or by-laws of Tracker or of any outstanding commitment, arrangement, understanding, agreement or instrument to which Tracker is a party or to which Tracker is subject; such execution, delivery and performance have been duly authorized by all necessary corporate action on the part of Tracker; and this Agreement, together with the Options Agreement and the Registration Rights Agreement, has been duly authorized, executed and delivered by Tracker;

         (c) There are no restrictions or any other limitations in the Certificate of Incorporation or bylaws of Tracker which could restrict in any way any issues of the stock by Tracker contemplated in this Agreement, the Options Agreement or the Registration Rights Agreement;

         (d) The authorized capital stock of Tracker consists of thirty (30) million shares of Common Stock, par value $0.001 per share (the "Common Stock"), twenty (20) million shares of Class B Voting Common Stock, par value $0.00000007 per share (the "Class B Stock"), and 500,000 shares of undesignated Preferred Stock, par value $0.001 per share (the "Preferred Stock"). The number of issued and outstanding shares, and the record and beneficial ownership thereof by directors, officers and greater than ten percent (10%) beneficial owners are set forth in Exhibit D, attached hereto. The Option Shares shall be validly issued, fully paid and non-assessable if and when the Options granted under the Options Agreement shall have been exercised in accordance with the terms of the Options Agreement and Option Shares issued;

         (e) Upon the purchase of any of the Option Shares in accordance with the terms of the Options Agreement, Merchant Partners shall be vested with good, valid and marketable title to such Option Shares free and clear of all encumbrances such as pledges, liens, proxies, claims, charges, security interests or any other encumbrances whatsoever (except for such restrictions as may be imposed by federal or state securities laws), and no party, with the exception of Saturn Investments, Inc. pursuant to a Right of First Refusal, Co-Sale and Voting Rights Agreement in its favor (the "Saturn Agreement," a true and complete copy of which has been

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provided to Merchant Partners), has any pre-emptive rights with respect to any issuance of Option Shares;

         (f) No consent, authorization, order or approval of, or filing or registration with, any governmental authority or other Person is required for or in connection with the execution and delivery by Tracker of this Agreement, the Options Agreement or the Registration Rights Agreement, or the consummation by Tracker of the transactions contemplated hereby and thereby;

         (g) Tracker possesses all licenses, permits, registrations, governmental approvals and consents and agreements with governmental authorities (each a "Permit"), the absence of which would have a material economic effect on Tracker's business or financial condition, which are required in order for Tracker to conduct its business as currently conducted and as conducted consistent with past practice. All of such Permits are valid and unexpired and no action or claim is pending or, to the knowledge of Tracker, threatened to revoke or terminate any of such Permits or declare any such Permits invalid in any material respect. To the knowledge of Tracker, it has taken all necessary action to maintain such Permits;

         (h) There is no litigation or proceeding, in law or in equity, and there are no proceedings or governmental investigations before any commission or other administrative authority, pending or, to the best of the knowledge of Tracker, threatened against it, any of its officers or directors, or Tracker Canada which could reasonably be expected to have a material adverse effect on the consummation of the transactions contemplated hereby. Tracker has not paid or been required to pay direct, incidental, or consequential damages to any Person in connection with marketing, distribution, servicing or monitoring of Tracker Identification and Recovery Systems at any time since its inception. Tracker is not a party to, or bound by, any decree, order or arbitration award (or agreement entered into in any administrative, judicial or arbitration proceeding with any governmental authority) with respect to or affecting its properties, assets, liabilities, personnel or business activities. All Tracker Identification and Recovery Systems and monitoring services provided in connection therewith are and shall be free from any and all material defects in materials and/or workmanship, and there are no material claims pending or, to the best of the knowledge of Tracker, anticipated or threatened against each of them with respect to the quality of or absence of defects in such Tracker Identification and Recovery Systems or services;

         (i) Tracker, its business, assets, properties and personnel are in compliance in all material respects with all material applicable laws (including, without limitation, any franchise, dealership or other business opportunity laws), statutes, ordinances, rules, regulations and orders of any governmental authority (collectively "Laws") with respect to the Tracker Identification and Recovery System or any monitoring or other services rendered in connection therewith, and Tracker has not received notice asserting any violation thereof or non-compliance therewith; and

         (j) To the knowledge of Tracker, Tracker owns or is duly licensed to use all patents (if any), trademarks, service marks, trade names, processes, technology, know-how, and trade

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secrets (the "Intellectual Property") used in, or otherwise necessary in the conduct of, its business. Tracker has filed for trademark and/or service mark protection in the United States and Canada, has filed an international patent application pursuant to the Patent Cooperation Treaty for inventions related to its personal property identification and recovery system and has employed non-disclosure and other contractual agreements to protect any trade secrets Tracker may have. Tracker has no knowledge of any claim that any third party asserts ownership rights in any of the Intellectual Property. To the knowledge of Tracker, there is no reason to believe that any such claims could be reasonably asserted. To the knowledge of Tracker, its use of any Intellectual Property or any of its business practices does not infringe any right of any third party, contractual or otherwise. To the knowledge of Tracker, there is no reason to believe that any such claims could be reasonably asserted. Tracker has no knowledge or any reason to believe that any third party is infringing any of its rights in any of the Intellectual Property.

         5. Representations and Warranties of Merchant Partners. Merchant Partners hereby represents and warrants to Tracker that:

         (a) Merchant Partners has all requisite partnership power and authority to execute and deliver this Agreement, the Options Agreement and the Registration Rights Agreement, and to perform its obligations in accordance with the terms of this Agreement; such execution, delivery and performance shall not violate, or require any consent, approval or notice under, any provisions of law or constitute a violation of, conflict with or result in the breach of the Certificate of Limited Partnership or the Agreement of Limited Partnership of Merchant Partners or of any outstanding commitment, arrangement, understanding, agreement or instrument to which Merchant Partners is a party or to which Merchant Partners is subject; such execution, delivery and performance have been duly authorized by all necessary partnership action on the part of Merchant Partners; and this Agreement, together with the Options Agreement and the Registration Rights Agreement, have been duly executed and delivered by Merchant Partners and constitute a legal, valid and binding agreement on the part of Merchant Partners, enforceable against Merchant Partners in accordance with its terms;

         (b) Merchant Partners has been given the opportunity to ask questions about Tracker and has been granted access to all information, financial and otherwise, with respect to Tracker which has been requested, has examined such information, and is satisfied with respect to the same; provided, however, that Tracker has declined to answer certain questions regarding Tracker as it is in the quiet period in connection with a registration statement filed under the Securities Act;

         (c) Merchant Partners has been provided by Tracker, or has acquired, and has reviewed the publicly available copies of Tracker's most recent Annual Report on Form 10-K/A, Tracker's most recent Quarterly Report on Form 10-Q/A, Tracker's Registration Statement on Form S-1 (No. 33-99686), and the Saturn Option Agreement;

         (d) Merchant Partners, in determining to purchase the Option or the Option Shares, as the case may be, has relied solely upon (i) the advice of its legal counsel and accountants or

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other financial advisers with respect to the tax, economic and other consequences involved in purchasing the Option and the Option Shares; (ii) Merchant Partner's own independent evaluation of the business, operations and prospects of Tracker and the merits and risks of the purchase of the Option or the Option Shares; and (iii) the information indicated in Section 5(c);

         (e) Other than the statements contained herein or in the information indicated in Section 5(c) or as provided in writing by Tracker to Merchant Partners, no oral or written representations or statements have been made by Tracker concerning the Option or the Option Shares;

         (f) Merchant Partners has no need for liquidity in the Option or the Option Shares and is in a financial position to hold the Option and the Option Shares for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of the investment in, the Option and the Option Shares;

         (g) Merchant Partners has the knowledge and experience in financial and business matters that is necessary to evaluate the merits and risks of an investment in the Option and the Option Shares. Merchant Partners has prior investment experience, including investment in non- listed and non-registered securities and, based on such prior investment experience and its knowledge and experience in financial and business matters in general, Merchant Partners understands the nature of this investment, is fully aware of and familiar with the business operations of Tracker, and is able to evaluate the merits and risks of an investment in the Option and the Option Shares. Merchant Partners understands that its investment in the Option and the Option Shares is, by its nature, highly speculative and involves a high degree of risk, that only investors who can afford the loss of their entire investment should consider investing in the Option and Option Shares, and that Merchant Partners may sustain the loss of its entire investment;

         (h) Merchant Partners understands that Tracker will require additional financing in the near future in order to continue its business, that there can be no assurance that Tracker will be able to obtain such financing at all or on terms acceptable to Tracker, and that such additional financing, if obtained, could dilute or otherwise affect Merchant Partners' interest in Tracker;

         (i) Merchant Partners understands that Tracker has been advised that the SEC may be inquiring into trading in Tracker's securities and that Tracker has no reason to believe that it is the target of any such inquiry or that any activity of Tracker would result in any liability under the federal securities laws;

         (j) The Option and Option Shares are being acquired for investment for Merchant Partners' own account and not with a view to, or for resale in connection with, any distribution thereof;

         (k) No federal or state governmental agency, domestic or foreign, including the SEC, has reviewed or approved or disapproved the Option or the Option Shares, passed upon or

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endorsed the merits of the Option or the Option Shares, or made any finding or determination as to the fairness of the Option or the Option Shares for private investment;

         (l) Neither the Option nor the Option Shares may be sold, transferred, or otherwise disposed of in whole or in part without registration under the Securities Act of 1933 (the "Act") and any other applicable securities laws or the availability of an exemption therefrom, and in the absence of an effective registration statement covering the shares or the availability of an exemption from registration under the Act and any other applicable securities laws, it may be necessary to hold the Option or the Option Shares indefinitely. In the absence of an effective registration statement under the Act covering the Option or the Option Shares, Merchant Partners will sell, transfer, or otherwise dispose of the Option or the Option Shares only in a manner consistent with the representations set forth herein, and as permitted by law;

         (m) All certificates or documents evidencing the Option Shares shall bear appropriate legends restricting their transfer in accordance with applicable law;

         (n) By exercising the Option at any time, or from time to time, Merchant Partners shall thereby restate the foregoing representations, warranties, and covenants (except for those contained in (f), (h), (i) and (j) above and as otherwise reasonably specified to Tracker in writing at the time of exercise) as of the date of such exercise(s); and

         6. Joint Representations, Warranties and Covenants.

         (a) Each party acknowledges that the other party has relied upon the foregoing representations, warranties, and covenants, and each party hereby agrees to indemnify, defend, and hold harmless the other party and its affiliates and their respective officers, directors, controlling persons, agents, employees, attorneys, successors, heirs, and assigns from and against any and all losses, damages, liabilities, costs, expenses (including attorneys' fees and disbursements), settlements, judgments, fines, penalties, or other charges or liabilities (joint or several) (collectively "Losses") due to or arising out of a breach of any such representation, warranty, or covenant.

         (b) The person executing this Agreement on behalf of each party (i) has made due inquiry to determine the truthfulness of the representations and warranties made herein by such party and (ii) is duly authorized to enter into and execute this Agreement on behalf of such party and, in the case of Merchant Partners, to make this investment; provided, however, that Tracker has declined to answer certain questions asked by Merchant Partners regarding Tracker as it is in the quiet period in connection with a registration statement filed under the Securities Act.

         7. Covenants of Tracker. Without the prior written consent of Merchant Partners, except in accordance with the provisions of this Agreement, Tracker agrees that:

         (a) Tracker shall not engage in any action which is inconsistent with this Agreement, the Options Agreement or the Registration Rights Agreement, or which would have the effect

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of preventing Tracker from issuing, delivering or selling, as the case may be, any of the Option Shares to Merchant Partners or otherwise performing their obligations under this Agreement, the Options Agreement or the Registration Rights Agreement, or omit to take any action which would have such effect;

         (b) Tracker shall keep Merchant Partners informed on a timely basis of any plans of Tracker to effect any public offering and shall provide Merchant Partners with any and all documents and information in connection therewith, including without limitation copies of final drafts of any registration statements a reasonable time prior to filing;

         (c) For any periods during which Tracker is not required to file annual and quarterly reports with the Securities and Exchange Commission pursuant to Sections 13(d) or 15(d) of the Securities Exchange Act of 1934, as amended, Tracker shall provide Merchant Partners with the following information on a timely basis: (i) unaudited quarterly and audited annual financial statements, in each case prepared in accordance with generally accepted accounting principles; (ii) information on all material developments affecting the consolidated business or financial condition of Tracker; and (iii) any other information that Merchant Partners reasonably requests in order to enable Merchant Partners to decide whether or not to exercise the Option rights granted hereunder including, without limitation, any registration rights pursuant to
Section 3 of this Agreement;

         (d) Tracker shall at all times, cause to be done all things necessary to maintain, preserve and renew its corporate existence and all qualifications and Permits, the absence of which could reasonably be expected to have a material adverse effect on Tracker's business or financial condition;

         (e) Tracker shall maintain and preserve all of the Intellectual Property necessary for the conduct of Tracker's business and shall own all right, title and interest in and to, or have a valid license for, all of the Intellectual Property and shall not take any action, or fail to take any action, which would result in the invalidity, abuse, misuse or unenforceability of such Intellectual Property or which would infringe upon any rights of other persons, which could reasonably be expected to have a material adverse effect on Tracker's business or financial condition;

         (f) Tracker shall at all times comply in all material respects with all material applicable Laws, whether now in effect or hereafter enacted or promulgated, with which the failure to comply would have a material adverse effect on Tracker's business or financial condition, and shall cause the Tracker Identification and Recovery System to be at all times in material compliance with all Laws including, but not limited to, labeling, health, safety, and environmental regulations that apply to the use, manufacture, distribution, promotion and sale of such personal property identification and recovery system, except that Tracker may in good faith contest the validity of any Law as applied to Tracker; and

         8. Termination. This Agreement may be terminated by either Tracker or Merchant

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Partners, upon ten (10) days written notice to the other party, upon Material
Breach (as defined herein) of this Agreement by the other party, and either Tracker or Merchant Partners may sue to recover damages incurred as a result of a Material Breach by the other party. For purposes of this Agreement:

         (a) "Material Breach" on the part of Tracker shall mean: (i) such time if any, as Tracker shall have entered against it by a court having jurisdiction thereof a decree or order for relief in respect to Tracker in an involuntary case under any applicable bankruptcy, insolvency of other similar law now or hereafter in effect, or a receiver, liquidator, assignee, custodian, trusted sequestrator or other similar official shall be appointed for Tracker or for any substantial part of its property, or the winding up or liquidation of its affairs shall have been ordered; or Tracker shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for such relief in an involuntary case under any such law, or any such involuntary case shall commence, and not be dismissed within sixty (60) days, or Tracker shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Tracker or for any substantial part of its respective property, or make any general assignment for the benefit of creditors; or (ii) a material breach by Tracker of any representation, warranty or covenant made or agreed to by such party in this Agreement, the Options Agreement or the Registration Rights Agreement, provided that such breach continues for period of twenty (20) days (or such longer period of time, not to exceed one hundred twenty (120) days, as may be required to cure such breach) following written notice of such breach from Merchant Partners; and

         (b) "Material Breach" on the part of Merchant Partners shall mean: (i) such time, if any, as Merchant Partners shall have entered against it by a court having jurisdiction thereof a decree or order for relief in respect to Merchant Partners in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official shall be appointed for Merchant Partners or for any substantial part of Merchant Partner's property, or the winding up or liquidation of Merchant Partner's affairs shall have been ordered; or Merchant Partners shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for such relief in an involuntary case under any such law, or any such involuntary case shall commence, and not be dismissed within sixty (60) days, or Merchant Partners shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Merchant Partners or for any substantial part of Merchant Partner's property, or make any general assignment for the benefit of creditors; or (ii) a material breach by Merchant Partners of any material representation, warranty or covenant made or agreed to by Merchant Partners in this Agreement, the Options Agreement or the Registration Rights Agreement, provided that such breach continues for period of twenty (20) days (or such longer period of time, not to exceed one hundred twenty (120) days, as may be required to cure such breach) following written notice of such breach from Tracker.

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         9. Specific Performance. The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement, the Options Agreement or the Registration Rights Agreement are not performed by the parties hereto and thereto in accordance with their specific terms, or were otherwise breached. It is accordingly agreed that the non-breaching party shall be entitled to an injunction or other equitable remedies to prevent any breach of this Agreement, the Options Agreement or the Registration Rights Agreement and to enforce specifically the terms and provisions hereof and thereof in any court of the United States or any state having jurisdiction in addition to any other remedy to which such non-breaching party is entitled at law or in equity.

         10. Further Assurances. The parties shall execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

         11. Expenses. No party hereto shall have any obligation to pay fees and expenses incurred by any other party in connection with this Agreement, including, without limitation, the fees and expenses of its respective financial and legal advisors, unless otherwise specifically provided herein.

         12. Parties in Interest; Assignment. This Agreement is binding upon and is solely for the benefit of the parties hereto and their respective successors, legal representatives and permitted assigns. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other parties; provided, however, that: (i) either party shall have the right to assign any and all rights and obligations of the party under this Agreement to an affiliate of the party in which the party has a majority equity interest, provided that, in the case of Merchant Partners, no minority interest in such affiliate is held by a person or entity engaged in the personal property identification and recovery business; and (ii) Merchant Partners shall have the right to assign any and all of its rights, but not its obligations, under this Agreement to any one or more of the partners in Merchant Partners.

         13. Amendments. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by all of the parties hereto.

         14. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and may be delivered by hand, by facsimile, by nationally recognized private courier, or by United States mail. Notices delivered by mail shall be deemed given three (3) business days after being deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested. Notices delivered by hand, by facsimile or by nationally recognized private courier shall be deemed given on the first business day following delivery; provided, however, that a notice delivered by facsimile shall only be effective if such notice is also delivered by hand, or deposited in the United States mail, postage prepaid, registered or certified mail, on or prior two (2) business days following its delivery by facsimile. All notices shall be addressed as follows:


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                  If to Tracker:

                  The Tracker Corporation of America
                  180 Dundas Street West, Suite 1502
                  Toronto, Ontario, Canada MSG1Z8
                  Attention:  Mark Gertzbein
                  Facsimile:  (416) 595-6220

                  with a copy to:

                  Fennemore Craig
                  Two North Central Avenue, Suite 2200
                  Phoenix, Arizona 85004
                  Attention:  Robert J. Hackett
                  Facsimile:  (602) 257-8527

                  If to Merchant Partners:

                  Merchant Partners, Limited Partnership
                  9690 Deereco, Suite 800
                  Timonium, Maryland 21093
                  Attention:  Ray Bank, Vice President

                  with a copy to:

                  Altheimer & Gray
                  10 South Wacker Drive, Suite 4000
                  Chicago, IL  60606
                  Attention:        David W. Schoenberg, Esq.
                                    Andrew W. McCune, Esq.

or to such other address as any party may have furnished to the other parties in writing in accordance herewith.

         15. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their representatives, successors and permitted assigns.

         16. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and to be performed in that State without regard to its conflict of law rules. Each of the parties hereto agrees that all disputes or controversies arising out of or in connection with this Agreement shall be resolved exclusively by state or federal courts located in Chicago, Illinois or Phoenix, Arizona. Each of the parties hereto waives in all such disputes or controversies any objection that it may have to the location of any court in Chicago, Illinois or Phoenix, Arizona

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



considering such dispute or controversy, including any objection based on forum non conveniens.

         17. Arbitration. If the parties cannot settle any dispute or controversy arising out of this Agreement, the parties shall submit such controversy or dispute to binding arbitration before a panel of three arbitrators (with one arbitrator to be selected by each party and with the third arbitrator to be selected by the two arbitrators selected by the parties) in Maricopa County, Arizona or Cook County, Illinois. For this purpose both parties hereby expressly consent to such arbitration in such place. In such case, the arbitrators shall receive, hear, and maintain all documents, testimony and records in secrecy, available for inspection only by either party and its attorneys and experts who shall agree, in advance and in writing, to receive all such information in secrecy. In all other respects, the parties and arbitrators shall conduct the arbitration under the then-existing rules and regulations of the American Arbitration Association governing commercial transactions, and any award entered shall be subject to confirmation, opposition, modification, and enforcement in accordance with the Uniform Arbitration Act as then in effect in the State of Arizona or the State of Illinois. The parties shall equally bear fees and related costs of the arbitrators. Notwithstanding anything herein to the contrary, nothing in this Section shall preclude either party from seeking interim or provisional relief, including without limitation, a temporary restraining order or preliminary injunction, concerning the dispute or controversy, if necessary to protect the interests of such party.

         18. Attorneys' Fees. If either party to this Agreement brings a suit (or institutes an arbitration) to collect money damages for breach hereof, the parties agree that the prevailing party shall recover, in addition to any other remedy, reimbursement for all reasonable attorneys' fees, court costs, costs of investigation, and related expenses (such as fees of experts, trial exhibits, and document and communication services) the prevailing party has incurred in connection therewith.

         19. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original and all of which together shall constitute but one agreement.

         20. Effect of Headings. The descriptive headings contained herein are for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         21. Partial Invalidity. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity of enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

         22. Entire Agreement. This Agreement, the Options Agreement, and the Registration Rights Agreement referred to herein or delivered pursuant hereto contain the entire understanding of the parties with respect to the subject matter hereof and thereof. There are no restrictions, agreements, promises, warranties, covenants or undertakings other than those expressly set forth herein or therein. This Agreement, the Options Agreement and the Registration Rights Agreement supersede all prior agreements and understandings among the parties with respect to the subject matter hereof and thereof.

         23. Recitals. The recitals to this Agreement are hereby incorporated herein by reference.

         24. Publicity. Except as otherwise required by Law or applicable stock exchange rules, any press releases concerning transactions contemplated by this Agreement, the Options Agreement and the Registration Rights Agreement shall be made only with the prior agreement of the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE TRACKER CORPORATION                        MERCHANT PARTNERS L.P.
  OF AMERICA

By:________________________________            By:      MERCHANT ADVISORS, L.P.
                                                        its general partner

Its:_______________________________

                                               By:      MERCHANT DEVELOPMENT
                                                        CORP.
                                                        its general partner

                                               By:_____________________________

                                               Its:____________________________

                                    EXHIBIT A

                                    Prospects

           Signature Financial/Marketing Inc. and all its subsidiaries
                       Montgomery Ward & Co. Incorporated
                          Montgomery Ward Direct, L.P.
                         ValueVision International, Inc.
        and all other subsidiaries of Montgomery Ward & Co. Incorporated

                                    EXHIBIT B

NEITHER THE OPTION REPRESENTED BY THIS OPTIONS AGREEMENT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE OPTION HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. SUCH OPTION HAS BEEN ACQUIRED FOR INVESTMENT AND SUCH OPTION AND SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO SUCH OPTION OR SHARES OR UNLESS, IN THE OPINION OF THE HOLDER'S COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO TRACKER, REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR UNDER APPLICABLE STATE SECURITIES LAWS.



                                OPTIONS AGREEMENT

         THIS OPTIONS AGREEMENT ("Agreement"), dated this _____ day of July, 1996 (the "Issuance Date"), is made by and between Merchant Partners, Limited Partnership, an Illinois limited partnership ("Merchant Partners"), and The Tracker Corporation of America, a Delaware corporation ("Tracker").

                                    RECITALS

         A. Tracker and Merchant Partners are concurrently herewith entering into that certain Services Agreement (the "Services Agreement") whereby, among other things, Merchant Partners shall actively introduce and promote Tracker to Montgomery Ward & Co., Inc. ("Montgomery Ward"), ValueVision International, Inc. ("ValueVision"), and certain other entities (collectively, the "Prospects") for the purpose of facilitating the sale to such entities of the Tracker Identification and Recovery System.

         B. In consideration for such services by Merchant Partners, Merchant Partners shall be issued options to acquire, in the aggregate, 900,000 shares of Common Stock pursuant to the terms set forth in this Agreement.

                                   AGREEMENTS

SECTION 1.        GRANT OF OPTIONS.

         Tracker hereby grants to Merchant Partners the exclusive option and privilege to purchase

(the "Option"), upon the occurrence of certain events and from time to time thereafter as set forth in Section 2.1 of this Agreement and terminating as provided under Section 2.4 (the "Exercise Period"), nine hundred thousand (900,000) shares (the "Option Share Number") of Common Stock, subject to adjustment as provided in Section 4, at a price per share equal to the Exercise Price (as defined herein).

         This Option is issued pursuant to that certain Services Agreement (the "Services Agreement") dated the Issuance Date by and between Tracker and Merchant Partners. The terms, conditions, representations, warranties and covenants contained in the Services Agreement are hereby incorporated by reference into this Agreement. The terms which are capitalized herein shall have the meanings set forth in the Services Agreement or in Section 14 hereof, as the case may be, unless the context shall otherwise require.

SECTION 2.        EXERCISE OF OPTION.

         The Option Share Number purchasable hereunder shall equal, subject to adjustment as provided in Section 4, nine hundred (900,000) shares of Common Stock (subject to any Permitted Dilution). The Option shall be exercisable as hereinafter set forth:

         Section 2.1 Right to Exercise. This Option may be exercised in whole or in part, at any time and from time to time during the Exercise Period, at the times and in the manner set forth below, subject to the conditions hereinafter set forth:

                  2.1.1 Tranche I. At any time, but in no event later than the two (2) year anniversary of the Issuance Date, this Option shall be exercisable for two hundred thousand (200,000) shares (the "Original Tranche I Amount") of Common Stock (subject to adjustment as provided in Section 4);

                  2.1.2 Tranche II. At any time after Tracker enters into one
         (1) or more Sales Contracts within nine (9) months of the Issuance Date, this Option shall thereafter be exercisable for four hundred fifty thousand (450,000) shares (the "Original Tranche II Amount") of Common Stock (subject to adjustment as provided in Section 4); provided, however, that in no event shall the Option to purchase the Original Tranche II Amount (subject to adjustment) be exercisable later than the three (3) year anniversary of the Issuance Date;

                  2.1.3 Tranche III. At any time after Tracker enters into one
         (1) or more Sales Contracts with a term of three (3) years or more within twelve (12) months of the Issuance Date, this Option shall thereafter be exercisable for two hundred fifty thousand (250,000) shares (the "Original Tranche III Amount") of Common Stock (subject to adjustment as provided in Section 4) (regardless of whether the requirement in the immediately preceding clause 2.1.2 was met); provided, however, that in no event shall the Option to purchase the Original Tranche III Amount (subject to adjustment) be exercisable later than the five (5) year anniversary of the Issuance Date (the "Expiration

         Date"); and

                  2.1.4 For purposes of this Option, a "Sales Contract" means a contract for the Tracker Identification and Recovery System with a Prospect that is executed on behalf of Tracker by its President or Executive Vice President. Notwithstanding any provision of this Agreement, the Services Agreement, the Registration Rights Agreement, or that certain binding letter of intent dated May 21, 1996, Tracker shall have no obligation to enter into any Sales Contract and Merchant Partners shall have no claim against Tracker, and no entitlement to exercise the Option for Tranche II or Tranche III shares, as the case may be, if Tracker determines, in its sole and absolute discretion, not to enter into any Sales Contract which may be offered to it, whether through the efforts of Merchant Partners or otherwise.

         Section 2.2 Notice of Exercise, Surrender of Option, Partial Exercise. Subject to the terms and conditions of this Agreement, this Option may be exercised in whole or in part after the commencement of the Exercise Period with respect to Tranche I and after the occurrence of the applicable events with respect to Tranche II and III, as set forth in Section 2.1 above, but in no event subsequent to the Expiration Date, by the holder delivering to Tracker at its principal office: (a) a written notice, in substantially the form of the exercise notice attached as Exhibit A hereto (the "Exercise Notice"), of such holder's election to exercise the Option, which shall be duly executed by the holder or its duly authorized agent or attorney; (b) this Option; and (c) payment to Tracker in immediately available funds of an amount equal to the appropriate Exercise Price (as defined in Section 2.3 herein) for the number of shares of Common Stock so purchased.

         Section 2.3 Exercise Price. The Exercise Price per share for each option granted under this Agreement (subject to the adjustments set forth in Section 4) shall be as follows:

                  2.3.1 The Tranche I Exercise Price per share for Tranche I Option Shares shall be $0.50.

                  2.3.2 The Tranche II Exercise Price per share for Tranche II Option Shares shall be $0.75.

                  2.3.3 The Tranche III Exercise Price per share for Tranche III Option Shares shall be $1.00.

         Section 2.4 Termination of Option. This Option and all rights and options hereunder shall expire and be of no further force or effect upon the Expiration Date; provided, however, that the registration and other rights with respect to shares of Common Stock referred to in Section 3 of the Services Agreement shall survive any expiration or termination under this Section 2.4.

         Section 2.5 Delivery of Stock Certificates. Tracker shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section 2, other than transfer taxes (which shall be paid by Merchant Partners).

SECTION 3.        RESERVATION.

         Tracker shall at all times prior to the expiration of the Exercise Period reserve and keep available such number of authorized shares of its Common Stock solely for the purpose of issue upon the exercise of this Option (or any part hereof) as provided herein for as may at any time and from time to time be issuable upon the exercise of this Option (or any part hereof).

SECTION 4.        PROTECTION AGAINST DILUTION.

         The Exercise Price and the number of shares of Common Stock issuable upon the exercise of this Option (or any part hereof) shall be adjusted as hereinafter set forth:

         Section 4.1 Stock Dividends, Subdivisions, Reclassifications and Combinations. If after the date hereof Tracker shall:

                  4.1.1 declare a dividend, or make a distribution on any Common Shares in Common Shares, or

                  4.1.2 subdivide or reclassify its outstanding Common Shares into a larger number of Common Shares, or

                  4.1.3 combine or reclassify its outstanding Common Shares into a smaller number of Common Shares,

then the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to such event by a fraction (i) the numerator of which shall be the total number of outstanding Common Shares of Tracker immediately prior to such event and (ii) the denominator of which shall be the total number of outstanding Common Shares immediately after such event.

         Section 4.2 Issuance of Additional Common Shares. If after the date hereof Tracker shall issue any Additional Common Shares for a consideration less than the then Fair Market Value Per Share, then the Exercise Price shall upon each such issuance be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to such event by a fraction:

                  4.2.1 the numerator of which shall be the number of Common Shares outstanding immediately prior to the issuance of such Additional Common Shares plus the number of full Common Shares which the aggregate consideration for the total number of such Additional Common Shares so issued would purchase at the then Fair

         Market Value Per Share, and

                  4.2.2 the denominator of which shall be the number of Common Shares outstanding immediately prior to the issuance of such Additional Common Shares plus the number of such Additional Common Shares so issued.

         The provisions of this Section 4.2 shall not apply to: (i) any Additional Common Shares for which an adjustment is provided for under Section 4.1; (ii) the issuance of any Additional Common Shares which are issued pursuant to the exercise, exchange or conversion of any Convertible Securities, if an adjustment shall previously have been made upon the issuance of such Convertible Securities; (iii) the issuance of any Additional Common Shares which are issued pursuant to the exercise, exchange or conversion of any Convertible Securities that are outstanding as of the date of this Agreement or of any Convertible Securities that have been authorized to be issued by Tracker's Board of Directors as of the date of this Agreement; (iv) the issuance of any Additional Common Shares pursuant to the exercise by any employee of the Company or any of its subsidiaries of any stock options, or pursuant to a grant of shares to any employee of the Company or any of its subsidiaries, provided that the aggregate of all such Additional Common Shares does not exceed five percent (5%) of the then outstanding Common Shares; (v) to the issuance of any Additional Common Shares pursuant to any exercise of this Option, or (vi) to the issuance of any Additional Common Shares heretofore approved by Tracker's Board of Directors pursuant to a stock wage plan to compensate Tracker employees in lieu of cash payments in respect of wages.

         Section 4.3 Issuance of Convertible Securities. If Tracker shall issue any Convertible Securities after the date of this Agreement, other than Convertible Securities that have been authorized to be issued by Tracker's Board of Directors as of the date of this Agreement, and the consideration per share for which Additional Common Shares may at any time thereafter be issuable pursuant to the terms of such Convertible Securities shall be less than the Fair Market Value Per Share at the time of the initial issuance of such Convertible Securities, then the Exercise Price shall be adjusted as provided in Section 4.2 above on the basis that:

                  4.3.1 the maximum number of Additional Common Shares issuable pursuant to all such Convertible Securities shall be deemed to have been issued as of the earlier of (i) the date on which Tracker shall enter a firm contract or commitment for the issuance of such Convertible Securities or (ii) the date of actual issuance of such Convertible Securities, and

                  4.3.2 the aggregate consideration for such maximum number of Additional Common Shares shall be deemed to be the minimum consideration received and receivable by Tracker for the issuance of such Additional Common Shares pursuant to the terms of such Convertible Securities.

         Section 4.4 Other Provisions Applicable to Adjustments Under this Section. The following provisions shall be applicable to the making of adjustments in the Exercise Price hereinbefore provided in this Section 4:

                  4.4.1 Computation of Consideration. To the extent that any Additional Common Shares or any Convertible Securities shall be issued for a cash consideration, the consideration received by Tracker therefor shall be deemed to be the amount of the cash received by Tracker therefor; if such Additional Common Shares or Convertible Securities are offered by Tracker for subscription, the subscription price; or if such Additional Common Shares or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts or expenses paid or incurred by Tracker for and in the underwriting thereof, or otherwise in connection with the issue thereof. To the extent that such issuance shall be for a Non-Cash Consideration, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such Non-Cash Consideration at the time of such issuance as determined by the agreement of Tracker and the holder hereof pursuant to good faith negotiations or, if they shall fail to agree upon the fair value of such Non-Cash Consideration within sixty (60) days following the date on which notice pursuant to Section 4.7 was served, by a reputable investment banking firm or other appraisal company selected by Tracker and the holder hereof (whose fees and expenses shall be paid equally by Tracker and the holder hereof) whose determination shall be final and binding on the parties. The consideration for any Additional Common Shares issuable pursuant to any Convertible Securities shall be the consideration received by Tracker for issuing such Convertible Securities plus the additional consideration payable to Tracker upon the exercise of such Convertible Securities. In case of the issuance at any time of any Additional Common Shares or Convertible Securities in payment or satisfaction of any dividend upon any class of equity securities other than Common Shares, Tracker shall be deemed to have received for such Additional Common Shares or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                  4.4.2 Readjustment of Exercise Price.

                  4.4.2.1 Upon (A) the expiration of the right of conversion, exercise or exchange of any Convertible Securities, or (B) any increase in the minimum consideration receivable by Tracker for the issuance of Additional Common Shares; and if any such Convertible Securities shall not have been converted, exercised or exchanged in full, then the number of Common Shares deemed to be issued and outstanding upon such conversion, exchange or exercise shall no longer be computed as set forth above. In such case, the Exercise Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments, appropriately recalculated, in the Exercise Price made pursuant to the provisions of this Section 4 after the issuance of such Convertible Securities) had the adjustment of the Exercise Price made upon the issuance or sale of such Convertible Securities been made on the basis of the issuance only of the number of Additional Common Shares actually issued upon such conversion, exchange or exercise, or issuable on the basis of such increased minimum consideration, as the case may be, and thereupon only the number of Additional Common Shares actually so issued plus the number thereof then issuable on the basis of such increased minimum consideration shall be deemed to have been issued and only the consideration actually received plus such increased minimum consideration receivable by Tracker (computed in accordance with Section 4.4.1) shall be deemed to have been received by Tracker; and

                  4.4.2.2 Upon (A) any decrease in the minimum consideration receivable by Tracker for the issuance of Additional Common Shares upon the conversion, exercise or exchange of any Convertible Securities, or
         (B) the increase in the maximum number of Additional Common Shares issuable upon such conversion, exchange or exercise; and if any such Convertible Securities shall not have been converted, exercised or exchanged in full, then the number of Common Shares deemed to be issued and outstanding upon such conversion, exchange or exercise shall no longer be computed as set forth above. In such case the Exercise Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments, appropriately recalculated, in the Exercise Price made pursuant to the provisions of this Section 4 after the issuance of such Convertible Securities) had the adjustment of the Exercise Price made upon the issuance or sale of such Convertible Securities been made on the basis of such decreased minimum consideration or such increased number of Additional Common Shares issuable pursuant to such Convertible Securities, as the case may be, and thereupon the number of Additional Common Shares actually issued plus the number thereof issuable on the basis of such decreased minimum consideration or such increased number of Additional Common Shares issuable pursuant to such Convertible Securities shall be deemed to have been issued and the consideration actually received plus such decreased minimum consideration receivable by Tracker (computed in accordance with Section 4.4.1) shall be deemed to have been received by Tracker.

         Section 4.5 Dividends. If Tracker shall at any time or from time to time declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of Tracker or any of its subsidiaries by way of dividend or spin-off) on the Common Shares, other than as set forth in the last sentence of this Section or as a regularly declared quarterly dividend on the Common Stock, then in each such case, the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price in effect on the day immediately before the record date for the determination of stockholders entitled to receive such dividend or distribution by a fraction, (x) the numerator of which shall be the Fair Market Value Per Share as of such day immediately before such record date, less the sum of (i) the per share cash amount plus (ii) the per share fair market value of the Non-Cash Consideration being so paid or distributed, and (y) the denominator of which shall be such Fair Market Value Per Share. An adjustment made pursuant to this Section shall be made upon the opening of business on the next business day following the date on which any such dividend or distribution is made and shall be effective retroactively immediately after the close of business on the record date for the determination of stockholders entitled to receive such dividend or distribution. For purposes of this Section 4.5, any redemption or repurchase of the shares of Common Shares by Tracker shall, to the extent that the consideration per share therefor exceeds the Fair Market Value Per Share, be deemed to be a dividend hereunder (and with respect to such deemed dividend and for purposes of the calculation to be made above, the amounts to be calculated in clauses (i) and (ii) above shall be included only to the extent of the excess thereof over the Fair Market Value Per Share). No adjustment shall be made pursuant to this Section if Tracker declares, orders, pays, or makes distributions of shares of Common Shares that are referred to in Section 4.1, or warrants, Convertible Securities or other rights that are referred to in Section 4.3, in either case if an adjustment is made under those Sections.

         Section 4.6 Adjustment of Number of Shares Purchasable. Upon each adjustment of the relevant Exercise Price, the number of shares of Common Stock purchasable under Section 2 shall be adjusted as follows:

                  4.6.1 under Section 2.1.1, the number of shares of Common Stock purchasable shall be adjusted by dividing the Aggregate Tranche I Price by the Exercise Price in effect immediately following such adjustment;

                  4.6.2 under 2.1.2, the number of shares of Common Stock purchasable shall be adjusted by dividing the Aggregate Tranche II Price by the Exercise Price in effect immediately following such adjustment; and

                  4.6.3 under Section 2.1.3, the number of shares of Common Stock purchasable shall be adjusted by dividing the Aggregate Tranche III Price by the Exercise Price in effect immediately following such adjustment.

         Section 4.7 Notice of Adjustments. Whenever the Exercise Price or the number of shares deliverable upon exercise of this Option shall be adjusted pursuant to this Section 4, Tracker shall promptly prepare a certificate signed by its President and Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and shall promptly cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the holder of this Option.

         If the parties are to negotiate, as provided in Section 4.4.1, with respect to the computation of the fair value of any Non-Cash Consideration received or receivable by Tracker for the issuance of Additional Common Shares (or any Convertible Securities), then such certificate shall set forth the event requiring such adjustment and request that the parties meet for the purpose of determining the value of such non-cash consideration.

         Section 4.8 Special Adjustment. If Tracker takes actions to which provisions hereof are not strictly applicable or, if applicable, would not operate to implement the essential intentions and principles hereof, or if Tracker otherwise takes actions which would have a dilutive effect on the holder of this Option, unless the adjustment necessary shall be agreed upon by Tracker and the holder of this Option, Tracker shall appoint a firm of independent certified public accountants of recognized standing, reasonably acceptable to the holder hereof, which, at the expense of the holder of this Option (unless the written opinion results in an adjustment that is more favorable to Merchant Partners than the last adjustment offered by Tracker to Merchant Partners, in which case the opinion shall be at the expense of Tracker), shall render its written opinion on the necessary adjustment in the Exercise Price, so as to implement such essential intentions and principles or to otherwise prevent dilution. Upon receipt of such opinion, Tracker shall forthwith make the adjustments described therein. Notwithstanding anything to the contrary contained herein, if any anti-dilution or other similar adjustment is made under any other warrant or similar right issued by Tracker and such adjustment is more favorable to the holders of such warrants or similar rights than any adjustment to be made under the terms of this Agreement (whether or not an adjustment is to then be made under this Agreement (but for the operation of this sentence)), then upon any such adjustment, an adjustment shall be made hereunder so that the holder of this Option shall receive the benefits of such more favorable adjustment.

SECTION 5. MERGERS, CONSOLIDATIONS, SALES.

         If there shall occur any consolidation or merger of Tracker with another entity, or any reorganization or reclassification of the Common Shares or other equity securities of Tracker, in either case, not constituting a Change of Control, then lawful and adequate provision shall be made whereby the holder of this Option shall thereafter have the right to receive upon the exercise of this Option and in lieu of the shares of Common Stock immediately theretofore purchasable hereunder, such shares of stock, securities or assets as would (by virtue of such consolidation, merger, reorganization or reclassification) be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock issued upon exercise of this Option had this Option been exercised in full immediately prior to such consolidation, merger, reorganization or reclassification, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holders of this Option so that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon exercise of this Option. No such consolidation or merger shall be consummated unless prior to or simultaneously with the consummation thereof, the successor entity (if other than Tracker) which will result from such consolidation or merger shall assume by written instrument executed and mailed or delivered to the holders of this Option the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

SECTION 6. DISSOLUTION OR LIQUIDATION.

         If there shall occur any proposed distribution of the assets of Tracker in dissolution or liquidation, except under circumstances when the foregoing
Section 5 shall be applicable, Tracker shall mail notice thereof to the holders of this Option and shall make no distribution to shareholders until the expiration of 45 days from the date of mailing of the aforesaid notice and, in any such case (but provided that this Option is then exercisable in accordance with the terms hereof), the holder of this Option may exercise this Option, to the extent provided in Section 2, within 45 days from the date of mailing such notice and all rights herein granted not so exercised within such 45-day period shall thereafter become null and void.

SECTION 7. NOTICE OF DIVIDENDS.

         Without limiting the rights or obligations of Tracker, and the holders of this Option, if the Board of Directors of Tracker shall declare any dividend or other distribution on its Common Shares, or shall declare any redemption or repurchase of its Common Shares, Tracker shall mail notice thereof to the holder of this Option not less than 30 days prior to the record date fixed for determining shareholders entitled to participate in such dividend, distribution, redemption or repurchase and the holder of this Option shall not participate in such dividend, distribution, redemption or repurchase or be entitled to any rights on account or as a result thereof unless and to the extent that this Option is exercised prior to such record date. The provisions of this paragraph shall not apply to distributions made in connection with transactions covered by
Section 5.

SECTION 8. FRACTIONAL SHARES.

         Fractional shares may be issued upon the exercise of this Option in any case where any holder hereof would be entitled to receive a fractional share upon the exercise of this Option in order to receive the appropriate number of shares of Common Stock.

SECTION 9. FULLY PAID STOCK; TAXES.

         Tracker covenants and agrees that the shares represented by each and every certificate for its Common Stock to be delivered on any exercise of this Option and the payment of the applicable purchase price herein provided for shall, at the time of such delivery and upon such payment, be validly issued and outstanding and be fully paid and nonassessable. Tracker further covenants and agrees that it will pay when due and payable any and all issuance, stamp, documentary and other similar taxes (excluding transfer taxes, which shall be paid by Merchant Partners) which may be payable in respect of this Option or any Common Stock or certificates therefor upon the exercise of the rights herein provided for pursuant to the provisions hereof.

SECTION 10.  TRANSFERS OR ASSIGNMENTS.

         This Option and the beneficial ownership hereof may be transferred or assigned by the holder hereof to a partner in Merchant Partners, to a subsidiary of Merchant Partners or to a corporation, partnership, limited liability company or limited liability partnership in which Merchant Partners has a majority equity interest (collectively, a "Merchant Partners Affiliate") upon compliance with the restrictions on transfer indicated on the first page of this Agreement. This Option and the beneficial ownership hereof may not be transferred or assigned by Merchant

Partners to any party other than a Merchant Partners Affiliate.

SECTION 11.       CLOSING OF TRANSFER BOOKS.

         The right to exercise this Option shall not be suspended during any period that the stock transfer books of Tracker for its Common Shares may be closed.

SECTION 12.       REGISTRATION RIGHTS.

         The Registration Rights Agreement sets forth certain rights of the holders of this Option and the shares of Common Stock issuable upon the exercise hereof with respect to the registration thereof under applicable securities laws. This Option and the Option Shares are hereby entitled to the benefits of and made subject to the Registration Rights Agreement.

SECTION 13.       PARTIAL EXERCISE AND PARTIAL ASSIGNMENT.

         If this Option is exercised in part only, the holder hereof shall be entitled to receive a new Option covering the number of shares in respect of which this Option shall not have been exercised as provided in Section 2. Subject to Section 10 hereof, if this Option is partially assigned, this Option shall be surrendered at the principal office of Tracker (together with the partial assignment form attached to this Option duly executed), and thereupon a new Option shall be issued to the holders hereof covering the number of shares not assigned. The assignee of such partial assignment of this Option shall also be entitled to receive a new Option covering the number of shares so assigned.

SECTION 14.       DEFINITIONS.

         In addition to the terms defined elsewhere in this Option, the following terms have the following respective meanings:

         14.1 The term "Additional Common Shares" shall mean all Common Shares issued by Tracker on and after the Issuance Date, other than shares of Common Stock issued upon exercise of this Options Agreement.

         14.2 The term "Aggregate Tranche I Price" shall equal the product of
(i) the Original Tranche I Amount and (ii) the Tranche I Exercise Price.

         14.3 The term "Aggregate Tranche II Price" shall equal the product of
(i) the Original Tranche II Amount and (ii) the Tranche II Exercise Price.

         14.4 The term "Aggregate Tranche III Price" shall equal the product of
(i) the Original Tranche III Amount and (ii) the Tranche III Exercise Price.

         14.5 The term "Change of Control" shall mean, without limiting the generality of the foregoing, (i) any sale or issuance or series of sales and/or issuances of shares of Tracker's capital stock or any merger, spin-off, consolidation or combination to which Tracker is a party which results in the present owners of Tracker's common stock as of the Issuance Date as a group no longer (A) owning, in the aggregate, at least fifty percent (50%) of such stock (or any new or surviving corporation with which Tracker merges, consolidates or combines) or
(B) possessing the voting power (under ordinary circumstances) to elect a majority of the Board of Directors of Tracker (or the board of directors of any new or surviving corporation with which Tracker merges, consolidates or combines), (ii) any repurchases or redemptions or series of repurchases or redemptions of shares of Tracker as a result of which the number of Tracker's shares outstanding immediately following such repurchases or redemptions shall be less than eighty five percent (85%) of the number of shares of Tracker outstanding on the Issuance Date; provided, however, that any repurchase or redemption of shares of preferred stock of Tracker outstanding as of the Issuance Date shall not constitute a Change of Control, provided that any such repurchase or redemption is for a purchase price per share not exceeding $1, or
(iii) any sale or transfer of all or substantially all of the assets of Tracker; provided, however, that any sale of any accounts of any of subsidiary of Tracker, whereby all proceeds resulting therefrom are used solely to pay off the indebtedness incurred to acquire such accounts by such subsidiary, shall not constitute a Change of Control.

         14.6 The term "Common Shares" shall mean shares of the Common Stock, par value $0.001 per share, of Tracker, and shares of the Class B Voting Common Stock, par value $0.00000007 per share, of Tracker.

         14.7 The term "Common Stock" shall mean shares of the Common Stock, par value $0.001 per share, of Tracker.

         14.8 The term "Convertible Securities" shall mean options, warrants, evidences of indebtedness, shares of stock or other securities which are convertible or exercisable into or exchangeable for Additional Common Shares, either immediately or upon the arrival of a specified date or the happening of a specified event, which rights have not expired or terminated.

         14.9 The term "Exercise Date" shall mean a date on which this Option is exercised.

         14.10 The term "Exercise Notice" shall have the meaning set forth in
Section 2.2 of this Agreement.

         14.11 The term "Exercise Price" shall have the meaning set forth in
Section 2 of this Agreement.

         14.12 The term "Fair Market Value Per Share" shall mean the closing price on any stock exchange or quotation system on which the Common Stock is listed or, if the Common Stock is not so listed, the low bid price in the over-the-counter-market on the date in question.

         14.13 The term "Merchant Partners Affiliate" shall have the meaning set forth in Section

10 of this Agreement.

         14.14 The term "Non-Cash Consideration" shall mean consideration other than cash.

         14.15 The term "Option" shall have the meaning set forth in Section 1 of this Agreement.

         14.16 The term "Option Shares" shall have the meaning set forth in
Section 2 of the Services Agreement.

         14.17 The term "Original Tranche I Amount" shall have the meaning set forth in Section 2.1.1 of this Agreement.

         14.18 The term "Original Tranche II Amount" shall have the meaning set forth in Section 2.1.2 of this Agreement.

         14.19 The term "Original Tranche III Amount" shall have the meaning set forth in Section 2.1.3 of this Agreement.

         14.20 The term "Permitted Dilution" shall mean any dilution or other reduction to the percentage of outstanding shares owned (or entitled upon exercise of the Option to be owned) by Merchant Partners upon any issuance of Additional Common Shares.

         14.21 The term "Prospect" shall have the meaning set forth in Section 1 of the Services Agreement.

         14.22 The term "Sales Contract" shall have the meaning set forth in
Section 2.1.4 of this Agreement.

         14.23 The term "Tranche I Exercise Price" shall have the meaning set forth in Section 2.3.1 of this Agreement.

         14.24 The term "Tranche II Exercise Price" shall have the meaning set forth in Section 2.3.2 of this Agreement.

         14.25 The term "Tranche III Exercise Price" shall have the meaning set forth in Section 2.3.3 of this Agreement.

SECTION 15.       SEVERABILITY.

         Should any part of this Agreement for any reason be declared invalid, such determination shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed and accepted the remaining portion of this Agreement without including therein any such part, parts or portion which may, for any reason, be hereafter declared invalid.

SECTION 16.       MISCELLANEOUS.

         The descriptive headings of the various sections of this Agreement are for convenience only and shall not affect the meaning or construction of the provisions hereof. The failure in any one or more instances of a party to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege in this Agreement conferred, or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party in accordance with the procedures set forth below. The provisions of this Agreement shall not be modified, waived or amended except pursuant to an instrument in writing executed and delivered on behalf of Tracker and by the prior written consent of Merchant Partners. This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of the State of Illinois applicable to contracts made in that State.

SECTION 17.  ARBITRATION AND ATTORNEY'S FEES.

         17.1 Arbitration. If the parties cannot settle any dispute or controversy arising out of this Agreement, the parties shall submit such controversy or dispute to binding arbitration before a panel of three arbitrators (with one arbitrator to be selected by each party and with the third arbitrator to be selected by the two arbitrators selected by the parties) in Maricopa County, Arizona or Cook County, Illinois. For this purpose both parties hereby expressly consent to such arbitration in such place. In such case, the arbitrators shall receive, hear, and maintain all documents, testimony and records in secrecy, available for inspection only by either party and its attorneys and experts who shall agree, in advance and in writing, to receive all such information in secrecy. In all other respects, the parties and arbitrators shall conduct the arbitration under the then-existing rules and regulations of the American Arbitration Association governing commercial transactions, and any award entered shall be subject to confirmation, opposition, modification, and enforcement in accordance with the Uniform Arbitration Act as then in effect in the State of Arizona or the State of Illinois. The parties shall equally bear fees and related costs of the arbitrators. Notwithstanding anything herein to the contrary, nothing in this Section shall preclude either party from seeking interim or provisional relief, including without limitation, a temporary restraining order or preliminary injunction, concerning the dispute or controversy, if necessary to protect the interests of such party.

         17.2 Attorneys' Fees. If either party to this Agreement brings a suit (or institutes an arbitration) to collect money damages for breach hereof, the parties agree that the prevailing party shall recover, in addition to any other remedy, reimbursement for all reasonable attorneys' fees, court costs, costs of investigation, and related expenses (such as fees of experts, trial exhibits, and document and communication services) the prevailing party has incurred in connection therewith.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE TRACKER CORPORATION                        MERCHANT PARTNERS L.P.
  OF AMERICA

By: ______________________________             By: MERCHANT ADVISORS, L.P.
                                                   its general partner

Its:______________________________

                                               By: MERCHANT DEVELOPMENT CORP.
                                                   its general partner

                                               By:      _______________________

                                               Its:     _______________________

                                    EXHIBIT C

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement"), dated this ____ day of July 1996, is made by and between Merchant Partners, L.P., an Illinois limited partnership ("Merchant Partners"), and The Tracker Corporation of America, a Delaware corporation ("Tracker").

                                    RECITALS

         A. Tracker and Merchant Partners are concurrently herewith entering into that certain Services Agreement (the "Services Agreement") whereby, among other things, (i) Merchant Partners shall actively introduce and promote Tracker to Montgomery Ward & Co., Inc. ("Montgomery Ward"), ValueVision International, Inc. ("ValueVision"), and certain other entities (collectively, the "Prospects") for the purpose of facilitating the sale to such entities of the Tracker Identification and Recovery System, and (ii) in consideration for Merchant Partners' services, Merchant Partners shall be issued options to acquire, in the aggregate, up to 900,000 of the shares of Tracker, pursuant to the terms set forth in the herewith concurrently executed options agreement (the "Options Agreement").

         B. Tracker and Merchant Partners desire to enter into this Agreement to provide for their respective rights and obligations with regard to registrations of Registrable Securities (as defined herein).

         This Agreement is entered into pursuant to the Services Agreement and the terms, conditions, representations, warranties and covenants contained in the Services Agreement are hereby incorporated by reference into this Agreement. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Services Agreement or Section 9 hereof.

                                   AGREEMENTS

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.  DEMAND REGISTRATIONS

         1.1 Requests for Registration. From and after the date of this Agreement, subject to the terms and conditions of this Agreement, the holders of Registrable Securities shall be entitled to make from time to time written requests of Tracker (each such request, a "Demand") for registration under the Securities Act of 1933, as amended (the "Securities Act"), of all or part of such holders' Registrable Securities (a "Demand Registration"). Merchant Partners shall be entitled to two (2) Demand Registrations with such registrations to be on such forms as Tracker determines, in its sole discretion, to be appropriate. Such Demand shall specify: (i) the aggregate number and kind of Registrable Securities requested to be registered; and (ii) the intended method of distribution in connection with such Demand Registration, to the extent then known.

         1.2 Satisfaction of Obligations. A registration shall be treated as a permitted Demand for registration if (i) the applicable registration statement under the Securities Act has been filed with the Securities and Exchange Commission ("Commission") with respect to such Demand Registration and such registration statement shall have become and been maintained continuously effective for a period of at least ninety (90) days; or (ii) a holder of Registrable Securities, after having made a Demand pursuant to this section, withdraws its Demand pursuant to Section 3 hereof; provided, however, that a withdrawn demand shall not be treated as a permitted Demand if (x) the withdrawal is a result of an adverse action taken by Tracker that is unknown to Merchant Partners at the time it made the Demand or the result of bad quarterly operating results which are released to the public or given to Merchant Partners after it made the Demand (in either such case with each party to bear its own expenses), or (y) Merchant Partners pays to Tracker all of the expenses incurred by Tracker in connection with the Demand prior to the notice of withdrawal (excluding costs of employees of Tracker or for services performed not primarily as a result of the Demand).

         1.3 Restrictions on Demand Registrations. Tracker shall be entitled to postpone (upon written notice to the holders of Registrable Securities) for up to one hundred twenty (120) days the filing of a registration statement, or its efforts to cause a filed registration statement to become effective, in respect of a Demand (but no more than once in any period of twelve (12) consecutive months and no more than three (3) times in total) if (A) Tracker would be required to prepare any financial statements other than those it is otherwise required to or customarily prepares; or (B) the Board of Directors of Tracker determines in good faith that such Demand Registration in respect of such Demand would have a material adverse affect on the negotiation or completion of any material acquisition or disposition of assets (other than in the ordinary course of business) or any material merger, consolidation, tender offer, financing transaction or other similar transaction that the Board of Directors of Tracker has affirmatively voted that Tracker pursue and attempt to complete.

         1.4 Participation in Demand Registrations. Except as may be otherwise required by agreements entered into by Tracker prior to the date of this Agreement, neither Tracker nor any other Person (as defined herein) shall include any securities other than Registrable Securities in a Demand Registration, except with the written consent of Merchant Partners. Tracker covenants and agrees that it will not after the date of this Agreement grant any Person the right to include any securities in a Demand Registration. If, in connection with a Demand Registration, any managing underwriter or, if such Demand Registration is not an underwritten offering, a nationally recognized independent underwriter that shall be selected by Tracker and reasonably approved by the holders of a majority of the Registrable Securities sought to be registered in such Demand Registration, advises Tracker and such holders that, in its opinion, the inclusion of all the Registrable Securities and, if authorized pursuant to this paragraph, other securities of Tracker, in each case, sought to be registered in connection with such Demand Registration would adversely affect the marketability of the Registrable Securities sought to be sold pursuant thereto, then Tracker shall include in the registration statement applicable to such Demand Registration only such securities as the holders of Registrable Securities sought to be registered therein ("Demanding Sellers") and Tracker are advised by such underwriter can be sold without such an effect (the "Secondary Maximum Number"), as follows and in the following order of priority:

                  1.4.1 first, the number of Registrable Securities sought to be registered by each Demanding Seller, pro rata in proportion to the number of Registrable Securities sought to be registered by all Demanding Sellers; and

                  1.4.2 second, if the number of Registrable Securities to be included under clause 1.5.1 next above is less than the Secondary Maximum Number, the number of securities sought to be included by each other seller, pro rata in proportion to the number of securities sought to be sold by all such other sellers, which in the aggregate, when added to the number of securities to be included pursuant to clause
         1.5.1 next above, equals the Secondary Maximum Number.

         1.5 Selection of Underwriters. If Merchant Partners requests that a Demand Registration be an underwritten offering, then Merchant Partners shall have the right to select an underwriter or underwriters to manage and administer such offering, such underwriter or underwriters, as the case may be, to be subject to the approval of Tracker, which approval shall not be unreasonably withheld.

         1.6 Other Registrations. Except as may be otherwise required by agreements entered into by Tracker prior to the date of this Agreement, if Tracker has received a Demand pursuant to this Section 1 and if the applicable registration statement in respect of such Demand has not been withdrawn or abandoned, Tracker shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least ninety (90) days has elapsed from the effective date of a firm commitment underwritten Demand Registration or a period of at least ninety (90) days has elapsed from the effective date of any other Demand Registration, unless, in each case, a shorter period of time is approved by the holders of the Registrable Securities; provided, however, that Tracker may file and cause to be effected during such period any registration of which Tracker provided notice to Merchant Partners as required by Section 2.1 prior to the Demand by Merchant Partners.

SECTION 2.  PIGGYBACK REGISTRATIONS.

         2.1 Right to Piggyback. Whenever Tracker proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration, a registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan, or pursuant to a merger, exchange offer or transaction of a type specified in Rule 145(a) under the Securities
Act) (a "Piggyback Registration"), whether for its own benefit or for the benefit of any other Person, Tracker shall give prompt written notice (but not less than twenty (20) days prior to the time when any such registration statement is filed with the Commission) to the holders of Registrable Securities of its intention to effect such a registration. Such notice (a "Piggyback Notice") shall specify, at a minimum, the number and kind of securities so proposed to be registered, the proposed date of filing of such registration statement with the Commission, the proposed means of distribution, the proposed managing underwriter or underwriters (if any and if known), and a good faith estimate by Tracker of the proposed minimum offering price thereof (if any and if known), as such price is proposed to appear on the facing page of such registration statement. Upon the written request of a holder of Registrable Securities, given within fifteen (15) business days of such holder's receipt of the Piggyback Notice (which written request shall specify the number and kind of Registrable Securities intended to be disposed of by such holder and the intended method of distribution thereof), Tracker shall include in such registration all Registrable Securities with respect to which Tracker has received such written requests for inclusion. The parties hereby agree that this Agreement constitutes a written request by Merchant Partners to have the 900,000 shares issuable to Merchant Partners pursuant to the Options Agreement registered pursuant to Tracker's currently pending registration statement on Form S-1 (No. 33-99686), with Merchant Partners to distribute such shares, if it chooses to do so, as specified in the "Plan of Distribution" section of such registration statement. Such registration of Option Shares in accordance with the foregoing sentence shall not be deemed to be a Demand for purposes of this Agreement. Tracker shall conduct all piggyback registrations on behalf of Merchant Partners at Tracker's own expense.

         2.2 Priority on Piggyback Registrations. If, in connection with a Piggyback Registration, any managing underwriter or, if such Piggyback Registration is not an underwritten offering, an independent underwriter that is mutually agreeable to Tracker and Merchant Partners (and whose fees and expenses shall be borne solely by Tracker) advises Tracker and the holders of the Registrable Securities to be included in such Piggyback Registration, that, in its opinion, the inclusion of all the securities sought to be included in such Piggyback Registration by (i) Tracker, (ii) any Persons who have sought to have shares registered thereunder pursuant to rights to demand (other than pursuant to so-called "piggyback" or other incidental or participation registration rights) such registration (such demand rights being "Other Demand Rights" and such Persons being "Other Demanding Sellers"), (iii) any holders of Registrable Securities seeking to sell such securities in such Piggyback Registration ("Piggyback Sellers") and (iv) any other proposed sellers, in each case, if any, would adversely affect the marketability of the securities sought to be sold pursuant thereto, then Tracker shall include in the registration statement applicable to such Piggyback Registration only such securities as Tracker and the Piggyback Sellers are so advised by such underwriter can be sold without such an effect (the "Piggyback Maximum Number"), as follows and in the following order of priority:

                  2.2.1 if the Piggyback Registration is an offering on behalf of Tracker and not any Person exercising Other Demand Rights (whether or not other Persons seek to include securities therein pursuant to so-called "piggyback" or other incidental or participatory registration rights) (a "Primary Offering"), then (A) first, such number of securities to be sold by Tracker as Tracker, in its reasonable judgment and acting in good faith and in accordance with sound financial practice, shall have determined, (B) second, if the number of securities to be included under clause (a) next above is less than the Piggyback Maximum Number, the number of Registrable Securities of each Piggyback Seller, pro rata in proportion to the number of securities sought to be registered by all the Piggyback Sellers, which in the aggregate, when added to the number of securities to be registered under clause (A) next above, equals the Piggyback Maximum Number, and (C) third, if the number of securities to be included under clauses (A) and (B) next above is less than the Piggyback Maximum Number, the number of securities of each other proposed seller, pro rata in proportion to the number of securities sought to be registered by all such other proposed sellers, which in the aggregate, when added to the number of securities to be registered under clauses (A) and (B) next above, equals the Piggyback Maximum Number;

                  2.2.2 if the Piggyback Registration is an offering other than pursuant to a Primary Offering, then (A) first, such number of securities sought to be registered by each Piggyback Seller and each Other Demanding Seller, pro rata in proportion to the number of securities sought to be registered by each such Piggyback Seller and Other Demanding Sellers, and (B) second, if the number of securities included under clause (A) next above is less than the Piggyback Maximum Number, the number of securities of each other proposed seller, pro rata in proportion to the number of securities sought to be included by all such other proposed sellers, which in the aggregate, when added to the number of securities to be registered under clause (A) next above, equals the Piggyback Maximum Number.

         2.3 Withdrawal by Tracker. If, at any time after giving written notice of its intention to register any of its securities as set forth in Section 2.1 and prior to the time the registration statement filed in connection with such registration is declared effective, Tracker shall determine for any reason not to register such securities, Tracker may, at its election, give written notice of such determination to the holders of Registrable Securities and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such particular withdrawn or abandoned registration (but not from its obligations to pay the Registration Expenses in connection therewith as provided herein), and such registration shall thereupon not constitute a Piggyback Registration hereunder.

SECTION 3. WITHDRAWAL RIGHTS

         Any holder of Registrable Securities upon having notified or directed Tracker to include any or all of its Registrable Securities in a registration statement under the Securities Act (whether pursuant to Section 1 or 2 hereof) shall have the right to withdraw any such notice or direction with respect to any or all of the Registrable Securities designated for registration thereby by giving written notice to such effect to Tracker prior to the effective date of such registration statement except that a withdrawal of any or all of a holder's Registrable Securities included in a registration statement pursuant to Section 1 hereof (other than (x) a withdrawal that is a result of an adverse action taken by Tracker that is unknown to Merchant Partners at the time it made the Demand or is the result of bad quarterly operating results which are released to the public or given to Merchant Partners after it made the Demand (in either such case with each party to bear its own expenses), or (y) a withdrawal where Merchant Partners pays to Tracker all of the expenses incurred by Tracker in connection with the Demand prior to the notice of withdrawal (excluding costs of employees of Tracker or for services performed not primarily as a result of the Demand)) shall constitute a Demand pursuant to section 1 hereof and Tracker and Merchant Partners shall share equally any expenses associated with such Demand pursuant to Section 6 hereof. In the event of any such withdrawal, Tracker shall not include such Registrable Securities in the applicable registration and such Registrable Securities shall continue to be Registrable Securities hereunder. No such withdrawal shall affect the obligations of Tracker with respect to the Registrable Securities not so withdrawn; provided that in the case of a registration pursuant to Section 1 hereof, if such withdrawal shall reduce the number of Registrable Securities below fifty percent (50%) of the Registrable Securities requested to be included in the registration statement, as the case may be, then Tracker shall as promptly as practicable give each holder of Registrable Securities so to be registered notice to such effect, referring to this Agreement and summarizing this Section, and within five (5) business days following the effectiveness of such notice, either Tracker or the holders of a majority of the Registrable Securities may, by written notice to each holder of Registrable Securities or Tracker respectively, elect that such registration statement not be filed or, if theretofore filed, withdrawn. During such five (5) business day period, Tracker shall not file such registration statement if not theretofore filed or, if such registration statement has been theretofore filed, Tracker shall not seek, and shall use its best efforts to prevent, the effectiveness thereof. In the event of any election contemplated by the proviso to the second next preceding sentence, any applicable piggyback rights with respect thereto shall terminate but only with respect to such specific registration.

SECTION 4. HOLDBACK AGREEMENTS

         4.1 Holders of Registrable Securities. Anything in this Agreement to the contrary notwithstanding, each holder of Registrable Securities agrees not to effect any public sale or distribution (including Demand Registrations and sales pursuant to Rule 144) of equity securities of Tracker, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days immediately prior to and the one hundred eighty (180)-day period subsequent to the effective date of any firm commitment underwritten Demand Registration or any firm commitment underwritten Piggyback Registration (in each case, except as part of such underwritten registration), to the extent that the underwriters managing such registered public offering require such a period. The holders of a majority of the Registrable Securities included in a Demand Registration may waive the limitation contained in this paragraph with respect to such Demand Registration.

         4.2 Tracker. Except as may be otherwise required by agreements entered into by Tracker prior to the date of this Agreement, Tracker agrees (i) not to effect, whether for itself or for any other Person, any public sale or public distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days immediately prior to and the ninety (90)-day period beginning on the effective date of any firm commitment underwritten registration in connection with a Demand Registration or a Piggyback Registration (except as part of such underwritten registration to the extent permitted pursuant to this Agreement or pursuant to a merger, exchange offer or transaction of a type specified in Rule 145(a) under the Securities Act) and (ii) in connection with a Demand Registration to cause each of Tracker's officers and to use its best efforts to cause each of its directors and each holder of at least 5% of its Common Stock, or Common Stock and any securities convertible into or exchangeable or exercisable for Common Stock, representing, in the aggregate, at least 5% of the Common Stock (on a fully diluted basis) to agree not to effect any public sale or public distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration to the extent permitted pursuant to the terms of this Agreement); provided, however, that in the case of a Demand Registration, Tracker may effect a public sale or public distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during such period if Tracker provided notice to Merchant Partners as required by Section
2.1 prior to the Demand by Merchant Partners.

SECTION 5. REGISTRATION PROCEDURES.

         Whenever a holder of Registrable Securities has requested that any Registrable Securities be registered pursuant to this Agreement (whether pursuant to Section 1 or Section 2 of this Agreement but subject to Tracker's withdrawal rights under Section 2.3), Tracker shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof and, in connection therewith, Tracker shall as expeditiously as possible:

                  5.1 prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

                  5.2 prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a continuous period of not less than ninety
         (90) days (or, if earlier, until all Registrable Securities included in such registration statement have been sold thereunder in accordance with the manner of distribution set forth in the Demand in respect thereof) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof as set forth in such registration statement (including, without limitation, by incorporating in a prospectus supplement or post-effective amendment, at the request of a seller of Registrable Securities, the terms of the sale of such Registrable Securities);

                  5.3 before filing with the Commission any such registration statement or prospectus or any amendments or supplements thereto, Tracker shall, a reasonable time prior to filing, furnish to counsel selected by a majority of the holders of Registrable Securities and counsel for the underwriter or sales or placement agent, if any, in connection therewith, final drafts of all such documents proposed to be filed and provide such counsel with a reasonable opportunity for review thereof and comment thereon, such review to conducted and such comments to be delivered with reasonable promptness, and with respect to any Short-Form Registration, include such information as reasonably requested by the holder of a majority of the Registrable Securities covered by such registration statement, regardless of whether required by the relevant short form as long as such information is permissible to be included in such registration statement;

                  5.4 promptly (i) notify the holders of Registrable Securities of each of (x) the filing and effectiveness of the registration statement and prospectus and any amendments or supplements thereto, (y) the receipt of any comments from the Commission or any state securities law authorities or any other governmental authorities with respect to any such registration statement or prospectus or any amendments or supplements thereto, and (z) any oral or written stop order with respect to such registration, any suspension of the registration or qualification of the sale of such Registrable Securities in any jurisdiction or any initiation or threatening of any proceedings with respect to any of the foregoing, and (ii) use its best efforts to obtain the withdrawal of any order suspending the registration or qualification (or the effectiveness thereof) or suspending or preventing the use of any related prospectus in any jurisdiction with respect thereto;

                  5.5 furnish to the holders of Registrable Securities, the underwriters and the sales or placement agent, if any, and counsel for each of the foregoing, a conformed (or, if specifically requested, a manually executed) copy of such registration statement and each amendment and supplement thereto (in each case, including all exhibits thereto and documents incorporated by reference therein) and such additional number of copies of such registration statement, each amendment and supplement thereto, the prospectus (including each preliminary prospectus) included in such registration statement and all exhibits thereto and documents incorporated by reference therein and such other documents as the holders of Registrable Securities, the underwriter, agent or counsel may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such holders, the use of each of which thereby and therefor to which Tracker hereby consents;

                  5.6 if requested by the managing underwriter or underwriters of any registration or by the holder of a majority of the Registrable Securities included in any registration statement, Tracker shall, subject to approval of counsel to Tracker in its reasonable judgment, promptly incorporate in a prospectus, supplement or post-effective amendment to the registration statement such information concerning underwriters and the plan of distribution of the Registrable Securities as such managing underwriter or underwriters or such holders reasonably shall furnish to Tracker in writing and request be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by such holders to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and make all required filings of such prospectus, supplement or post-effective amendment as soon as possible after being notified of the matters to be incorporated in such prospectus, supplement or post-effective amendment.

                  5.7 use its best efforts to register or qualify such Registrable Securities under such securities or "blue sky" laws of such jurisdictions as Tracker and Merchant Partners shall reasonably agree and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller and keep such registration or qualification in effect for so long as the registration statement remains effective under the Securities Act (provided that Tracker shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, (ii) subject itself to taxation in any such jurisdiction where it would not otherwise be subject to taxation but for this paragraph or (iii) consent to general service of process in any jurisdiction where it would not otherwise be subject to general services of process but by this paragraph);

                  5.8 notify the holders of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon each of the discovery that, and of the happening of any event as a result of which, the registration statement covering such Registrable Securities, as then in effect, contains, to Tracker's knowledge, an untrue statement of a material fact or omits to state any material fact required to be stated therein or any fact necessary to make the statements therein not misleading, and promptly prepare and furnish to the holders of Registrable Securities a supplement or amendment to the prospectus contained in such registration statement so that such Registration Statement shall not, and such prospectus as thereafter delivered to the purchasers of such Registrable Securities shall not, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or any fact necessary to make the statements therein not misleading;

                  5.9 cause all such Registrable Securities to be listed on each securities exchange and included in each established over-the-counter market on which or through which similar securities of Tracker are then listed or traded, if any, and, if not so listed or traded, to use its reasonable efforts to cause all such Registrable Securities to be listed on the NASD automated quotation system ("NASDAQ") and if listed on NASDAQ, use its reasonable efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 under the Securities Exchange Act of 1934, as amended, and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register as such with respect to such Registrable Securities with the NASD; provided, however, that Tracker shall have no obligation to use any efforts to cause the Registrable Securities to be listed on NASDAQ until such time, if ever, as Tracker meets the minimum quantitative listing requirements of NASDAQ and that Tracker shall have no obligation to take any action designed to assist it in meeting such requirements; and provided further, however, that in lieu of using reasonable efforts to list on Nasdaq, Tracker may use reasonable efforts to list on any securities exchange which is mutually agreeable to Tracker and Merchant Partners;

                  5.10 provide a transfer agent, registrar and CUSIP number for all of such Registrable Securities not later than the effective date of such registration statement;

                  5.11 within two (2) business days of a request for inspection, make available for inspection, during customary business hours at Tracker's offices, by any holder of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any holder of Registrable Securities or the underwriter, all financial and other records, pertinent corporate documents and properties of Tracker, and cause Tracker's officers, directors, employees, attorneys and independent accountants to supply all information reasonably requested by any such holders, underwriters, attorneys, accountants or agents in connection with such registration statement; provided, however, that Tracker may require as a condition to such inspection the execution and delivery of a confidentiality agreement by the inspecting person in respect of any information which Tracker deems to be a trade secret or confidential or proprietary information;

                  5.12 use its best efforts to comply with all applicable laws related to such registration statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Securities Exchange Act of 1934, as amended, and the Rules and Regulations promulgated by the Commission) and make generally available to its security holders as soon as practicable (but in any event not later than fifteen (15) months after the effectiveness of such registration statement) an earnings statement of Tracker and its subsidiaries complying with Section 11(a) of the Securities Act;

                  5.13 permit any holder of Registrable Securities, which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or controlling person of Tracker, to participate in the preparation of such registration statement and to require the insertion therein of material, furnished to Tracker in writing, which in the reasonable judgment of such holder, such holder's counsel and Tracker's counsel should be included; provided, however, that any such holder shall enter into an agreement with Tracker indemnifying Tracker against any claim which may arise from any material furnished to Tracker in writing by such holder for inclusion in the registration statement;

                  5.14 furnish to each holder of Registrable Securities a signed counterpart of an opinion of counsel for Tracker (which counsel shall be Fennemore Craig or such other counsel as shall be reasonably acceptable to the holders of a majority of the Registrable Securities being so registered and to Tracker) and use its best efforts to furnish to each such holder of Registrable Securities a signed counterpart of a "comfort" letter signed by the independent public accountants who have certified Tracker's financial statements included or incorporated by reference in such registration statement, covering such matters with respect to such registration statement and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities for the account of, or on behalf of, an issuer of common stock, such opinion and comfort letters to be dated the date such opinions and comfort letters are customarily dated in such transactions, and covering, in the case of such legal opinion, such other legal matters and, in the case of such comfort letter, such other financial matters, as any holder of such Registrable Securities may reasonably request; and

         5.15 take all such other actions as Merchant Partners or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities; provided, however, that Tracker shall have no obligation to take any action that is outside the ordinary course of business or that would require the expenditure of funds outside the ordinary course of business.

         Without limiting any of the foregoing, if the offering of Registrable Securities is to be made by or through an underwriter, Tracker shall enter into an underwriting agreement with a managing underwriter or underwriters containing representations, warranties, indemnities and agreements customarily included (but not inconsistent with the agreements contained herein) by an issuer of common stock in underwriting agreements with respect to offerings of common stock for the account of, or on behalf of, such issuers. Merchant Partners shall also enter into and perform its obligations under such an agreement. In connection with the sale of Registrable Securities hereunder, any holder of such Registrable Securities may, at its option, require that any and all representations and warranties by, and indemnities and agreements of, Tracker to or for the benefit of such underwriter or underwriters (or which would be made to or for the benefit of such an underwriter or underwriter if such sale of Registrable Securities were pursuant to an underwritten offering) be made to and for the benefit of the holders of the Registrable Securities. In connection with any offering of Registrable Securities registered pursuant to this Agreement, Tracker shall (i) furnish to the underwriter, if any, (or, if no underwriter, the purchasers of such Registrable Securities) unlegended certificates representing ownership of the Registrable Securities being sold, in such denominations as requested and (ii) instruct any transfer agent and registrar of the Registrable Securities to release any stop transfer order with respect thereto.

         Merchant Partners hereunder agrees that upon receipt of any notice from Tracker of the happening of any event of the kind described in paragraph 5.8 of this Section 5, Merchant Partners shall forthwith discontinue its disposition of Registrable Securities pursuant to the applicable registration statement and prospectus relating thereto until Merchant Partners' receipt of the copies of the supplemented or amended prospectus contemplated by paragraph 5.8 of this
Section 5 and, if so directed by Tracker, deliver to Tracker (at Tracker's sole cost and expense) all copies, other than permanent file copies, then in Merchant Partners' possession of the prospectus current at the time of receipt of such notice relating to such Registrable Securities. If Tracker shall give such notice, the ninety (90)-day period during which such registration statement must remain effective pursuant to this Agreement shall be extended by the number of days during the period from the date of giving of a notice regarding the happening of an event of the kind described in paragraph 5.8 of this Section to the date when all such sellers shall receive such a supplemented or amended prospectus and such prospectus shall have been filed with the Commission.

SECTION 6. REGISTRATION EXPENSES.

         All expenses incident to Tracker's performance of, or compliance with, its obligations under this Agreement (without implication that the contrary would otherwise be true, whether or not a registration statement under the Securities Act is filed with the Commission or becomes effective under the Securities Act) including, without limitation, all registration and filing fees, all fees and expenses of compliance with securities and "blue sky" laws (including, without limitation, the "blue sky" fees and expenses of counsel for underwriters or placement or sales agents in connection therewith), all printing and copying expenses, all messenger and delivery expenses, all fees and expenses of underwriters and sales and placement agents in connection therewith (excluding discounts, commissions, non-accountable expense allowances and the non- "blue sky" fees and expenses of counsel therefore), all fees and expenses of Tracker's independent certified public accountants and counsel (including, without limitation, with respect to "comfort" letters and opinions) and other Persons retained by Tracker in connection therewith (collectively, the "Registration Expenses") shall, subject to the last paragraph of this Section 6, be borne by Tracker except that, in connection with Merchant Partners' two (2) Demand Registrations, as set forth in Section 1.1, Tracker and Merchant Partners shall share all such expenses on an equal basis (except that Merchant Partners shall pay all discounts, commissions and non-accountable expense allowances).

         In any event (and without implication that the contrary would otherwise be true), Tracker shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any annual audit and the expense of any liability insurance) (collectively, "Internal Expenses") and the expenses and fees for listing the securities to be registered on each securities exchange and included in each established over-the-counter market on which similar securities issued by Tracker are then listed or, if not so listed, for listing pursuant to paragraph 5.9 of Section 5 of this Agreement.

SECTION 7. INDEMNIFICATION.

         7.1 By Tracker. Tracker agrees to indemnify and hold harmless, to the fullest extent permitted by law, Merchant Partners and each Person who controls (within the meaning of the Securities Act) Merchant Partners against all losses, claims, damages, liabilities and expenses ("Claims") to which each such indemnified party may become subject under the Securities Act insofar as such Claim arose out of (i) any untrue or alleged untrue statement of material fact contained, on the effective date thereof, in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission of a material fact required to be stated therein or a fact necessary to make the statements therein not misleading, or (iii) any violation by Tracker of any federal, state or common law rule or regulation applicable to Tracker in connection with any such registration, except insofar as the same are caused by and contained in any information furnished in writing to Tracker by such holder expressly for use therein or by such holder's or its agent's or representative's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after Tracker has furnished such holder or agent or representative with a sufficient number of copies of the same. In connection with an underwritten offering, Tracker shall indemnify such underwriters, their officers, directors, employees and agents and each Person who controls (within the meaning of the Securities Act) such underwriters or such an other indemnified Person to the same extent as provided above with respect to the indemnification of Merchant Partners.

         7.2 By Merchant Partners. In connection with any registration statement in which Merchant Partners is participating, Merchant Partners will furnish to Tracker in writing information regarding its ownership of Registrable Securities, its intended method of distribution thereof and such other information as shall be reasonably requested by Tracker and required under applicable law for inclusion in the registration statement and, to the fullest extent permitted by law, shall indemnify and hold harmless Tracker, its directors, officers, employees and agents and each Person who controls (within the meaning of the Securities Act) Tracker or such other indemnified Person against any Claims to which such indemnified party may become subject under the Securities Act insofar as such Claim arose out of (i) any untrue or alleged untrue statement of material fact contained, on the effective date thereof, in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but, in either case set forth in clause
(i) or (ii) above, only to the extent that such untrue statement or omission is caused by and contained in such information so furnished in writing by Merchant Partners.

         7.3 Notice. Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which its seeks indemnification; provided, however, that the failure to give such notice shall not release the indemnifying party from its obligation under this Section 7, except to the extent that the indemnifying party has been materially prejudiced by such failure to provide such notice, and then only to the extent of such prejudice.

         7.4 Survival. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person and shall survive the transfer of the Registrable Securities and any termination hereof.

SECTION 8.  PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

         No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

SECTION 9. DEFINITIONS.

         For purposes of this Agreement, the following terms shall have the following meanings:

         9.1 The term "Claim" shall have the meaning assigned thereto in Section
7.1 hereof.

         9.2 The term "Common Stock" shall mean the common stock, par value $0.001 per share, of Tracker.

         9.3 The term "Commission" shall have the meaning assigned thereto in
Section 1.2 of this Agreement.

         9.4 The term "Demand" shall have the meaning assigned thereto in
Section 1.1 of this Agreement.

         9.5 The term "Demanding Sellers" shall have the meaning assigned thereto in Section 1.5 of this Agreement.

         9.6 The term "Internal Expenses" shall have the meaning assigned thereto in Section 6 of this Agreement.

         9.7 The term "Other Demand Rights" shall have the meaning assigned thereto in Section 2.2 of this Agreement.

         9.8 The term "Other Demanding Sellers" shall have the meaning assigned thereto in Section 2.2 of this Agreement.

         9.9 The term "Person" means any individual, firm, corporation, partnership, or other entity, and shall include any successor (by merger or otherwise) of such entity.

         9.10 The term "Piggyback Maximum Number" shall have the meaning assigned thereto in Section 2.2 of this Agreement.

         9.11 The term "Piggyback Notice" shall have the meaning assigned thereto in Section 2.1 of this Agreement.

         9.12 The term "Piggyback Registration" shall have the meaning assigned thereto in Section 2.1 of this Agreement.

         9.13 The term "Piggyback Seller" shall have the meaning assigned thereto in Section 2.2 of this Agreement.

         9.14 The term "Primary Offering" shall have the meaning assigned thereto in Section 2.2.1 of this Agreement.

         9.15 The term "Registrable Securities" means (i) Common Stock (and all other securities, if any), issued or issuable pursuant to the Options Agreement and (ii) securities issued or issuable with respect to the Common Stock or other securities referred to in clause (i) above or securities referred to in this clause (ii) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (A) a registration statement registering such securities under the Securities Act has been declared effective and such securities have been sold or otherwise transferred by the holder thereof pursuant to such effective registration statement; (B) such securities are eligible to be sold in accordance with Rule 145(d) (or any successor provision) promulgated under the Securities Act under circumstances in which any legend borne by the certificates for such securities relating to restrictions on transferability thereof, under the Securities Act or otherwise, is or will be removed by Tracker; or (C) such securities are eligible to be sold in accordance with Rule 144(k) (or any successor provision) promulgated under the Securities Act, or otherwise, under circumstances in which any legend borne by the certificates for such securities relating to restrictions on transferability thereof, under the Securities Act or otherwise, is or will be removed by Tracker. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (by conversion, exercise or otherwise, but disregarding any legal restrictions upon the exercise of such right) whether or not such acquisition has actually been effected.

         9.16 The term "Registration Expenses" shall have the meaning assigned thereto in Section 6 of this Agreement.

         9.17 The term "Secondary Maximum Number" shall have the meaning assigned thereto in Section 1.5 of this Agreement.

         9.18 The term "Securities Act" shall have the meaning assigned thereto in Section 1.1 of this Agreement.

         9.19 The term "Services Agreement" shall have the meaning assigned thereto in the heading of this Agreement.

         9.20 The term "Short-Form Registration" shall mean Form S-3 or any similar short form under the Securities Act.

SECTION 10. MISCELLANEOUS.

         10.1 Existing Registration Rights; No Inconsistent Agreements. Tracker represents and warrants that the only existing rights to require or request Tracker to register any equity securities of Tracker, or any securities convertible or exchangeable into or exercisable for such securities are those described on Exhibit A hereto, that Merchant Partners has been provided copies of all agreements with respect to such rights. Tracker will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement.

         10.2 Remedies. Subject to Section 10.9 of this Agreement, any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

         10.3 Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived and Tracker may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if Tracker has obtained the written consent of Merchant Partners.

         10.4 Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not, with the exception that all registration rights pursuant to Sections 1 and 2 hereof shall inure to the benefit of Merchant Partners or any one or more of the partners in Merchant Partners only and shall lapse as to shares transferred by Merchant Partners to any Person other than a partner in Merchant Partners upon any such transfer.

         10.5 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         10.6 Certain Representations, Warranties and Covenants. Tracker's and Merchant Partner's representations, warranties and covenants contained in Sections 4 and 5 of the Services Agreement are hereby incorporated in this Agreement by reference.

         10.7 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         10.8 Governing Law. All questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto will be governed by the internal law, and not the law of conflicts of the State of Illinois.

         10.9 Arbitration. If the parties cannot settle any dispute or controversy arising out of this Agreement, the parties shall submit such controversy or dispute to binding arbitration before a panel of three arbitrators (with one arbitrator to be selected by each party and with the third arbitrator to be selected by the two arbitrators selected by the parties) in Maricopa County, Arizona or Cook County, Illinois. For this purpose both parties hereby expressly consent to such arbitration in such place. In such case, the arbitrators shall receive, hear, and maintain all documents, testimony and records in secrecy, available for inspection only by either party and its attorneys and experts who shall agree, in advance and in writing, to receive all such information in secrecy. In all other respects, the parties and arbitrators shall conduct the arbitration under the then-existing rules and regulations of the American Arbitration Association governing commercial transactions, and any award entered shall be subject to confirmation, opposition, modification, and enforcement in accordance with the Uniform Arbitration Act as then in effect in the State of Arizona or the State of Illinois. The parties shall equally bear fees and related costs of the arbitrators. Notwithstanding anything herein to the contrary, nothing in this Section shall preclude either party from seeking interim or provisional relief, including without limitation, a temporary restraining order or preliminary injunction, concerning the dispute or controversy, if necessary to protect the interests of such party.

         10.10 Attorneys' Fees. If either party to this Agreement brings a suit (or institutes an arbitration) to collect money damages for breach hereof, the parties agree that the prevailing party shall recover, in addition to any other remedy, reimbursement for all reasonable attorneys' fees, court costs, costs of investigation, and related expenses (such as fees of experts, trial exhibits, and document and communication services) that the prevailing party has incurred in connection therewith.

         10.11 Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally or mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices, demands and other communications will be sent to Merchant Partners at the address set forth in the Services Agreement or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE TRACKER CORPORATION OF                  MERCHANT PARTNERS L.P.
AMERICA
                                            By:      MERCHANT ADVISORS, L.P.,
By:_____________________________                     its General Partner

Its:____________________________            By:      MERCHANT DEVELOPMENT
                                                     CORP., its General Partner

                                            By:_____________________________

                                            Its:____________________________

                                    EXHIBIT D

                 THE NUMBER OF ISSUED AND OUTSTANDING SHARES AND
                 THE RECORD AND BENEFICIAL OWNERSHIP THEREOF BY
           DIRECTORS, OFFICERS AND GREATER THAN 10% BENEFICIAL OWNERS

COMMON STOCK OUTSTANDING AS OF JUNE 25, 1996(1)(2):       15,921,647

(1) Includes 10,711,885 shares of Common Stock and 5,209,762 shares of Class B Voting Common Stock outstanding as of June 25, 1996.

(2) Excludes 120,000 shares reserved for issuance in the future in connection with Tracker U.S.'s Stock Incentive Plan, shares that may be issued in the future if Tracker issues any more of the $810,471 aggregate principal amount of Second Series Convertible Debentures which were authorized but not yet issued as of June 25, 1996 and if such debentures are converted into Common Stock, 250,000 shares reserved for issuance in the future upon exercise of the Common Warrants, 500,000 shares reserved for issuance in the future upon exercise of Tracker's other outstanding warrants, 15,577 shares reserved for issuance upon the exercise of Tracker Canada Exchangeable Preference Warrants into Tracker Canada Exchangeable Preference Shares and the exchange of such shares into shares of Common Stock, shares reserved for issuance in the future upon the exercise by Saturn Investments, Inc. of its option to purchase an additional amount of shares of Common Stock that would provide Saturn (when combined with common shares held by Saturn at the time of exercise) with ownership of 25% of Tracker's issued and outstanding voting equity, 326,000 shares and options to purchase 500,000 shares that may be issued in the future pursuant to an agreement with Tracker's investor relations firm, 1,688,959 shares reserved for issuance in the future upon conversion of Tracker's Convertible Debentures, 867,876 shares reserved for issuance in the future upon conversion of Tracker's Convertible Preferred Stock, and 200,000 shares reserved for issuance in the future upon exercise of the TODA Warrant.

PREFERRED STOCK OUTSTANDING AS OF JUNE 25, 1996

         -        100 shares of $1,000.00 6% Cumulative Convertible Preferred
                  Stock

         - 250 shares of Series B $1,000.00 6% Cumulative Convertible Preferred Stock

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND GREATER THAN 10% BENEFICIAL OWNERS

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of June 25, 1996 by (i) each person known to Tracker to own beneficially more than 10% of the total voting stock of Tracker (i.e., Common Stock and Class B Voting

Common Stock), (ii) the directors of Tracker, and (iii) the officers of Tracker. Except as otherwise indicated below, to the knowledge of Tracker, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent that authority is shared by spouses under applicable law. None of such persons is known by Tracker to own any shares of Preferred Stock.

                                      Number of          Number of
                                      Shares of        Shares of Class           Total
                                       Common             B Voting             Number of
Beneficial Owner                        Stock           Common Stock             Shares
I. Bruce Lewis(1)(2) .............      177,500            3,408,532            3,586,032
180 Dundas Street West,
Suite 1502
Toronto, Ontario, Canada
M5G 1Z8

Mark J. Gertzbein(1) .............      786,278                    0              786,278
180 Dundas Street West,
Suite 1502
Toronto, Ontario, Canada
M5G 1Z8

Ed J. Korhonen(1) ................      101,750              142,864              244,614
180 Dundas Street West,
Suite 1502
Toronto, Ontario, Canada
M5G 1Z8

Quincy A.S. McKean III(8) ........       46,082                    0               46,082
75 West Front Street
Red Bank, New Jersey 07701

Charles J. Coronella(8) ..........       54,476                    0               54,476
4521 East Via Los Caballos
Phoenix, Arizona 85028

Leonard Yakobovits(1) ............        8,889                  100                8,989
P. O. Box 243
Concord, Ontario, Canada
L4K 1B4

Wolfgang H. Kyser(3)(8) ..........       35,175                2,858               38,033
121 Richmond Street West,
#1000
Toronto, Ontario, Canada
M5H 2K1

                                      Number of          Number of
                                      Shares of        Shares of Class           Total
                                       Common             B Voting             Number of
Beneficial Owner                        Stock           Common Stock             Shares
Saturn Investments,
Inc.(1)(5) .....................     3,903,797            1,052,564            4,956,361
c/o Anthony Bonanno, Esq
Gibson, Dunn & Crutcher
1050 Connecticut Ave., NW
Washington, D.C. 20036-
5306

Ismail A .......................     4,132,369            1,052,564            5,184,933
Abudawood(1)(6)(9)
P.O. Box 227
Jeddah, 21411
Kingdom of Saudi Arabia

Ayman I. Abudawood(1)(6) .......     3,903,797            1,073,264            4,977,061
P.O. Box 227
Jeddah, 21411
Kingdom of Saudi Arabia

Osama I. Abudawood(1)(6) .......     3,903,797            1,125,564            5,029,361
P.O. Box 227
Jeddah, 21411
Kingdom of Saudi Arabia

Anas I. Abudawood(1)(6) ........     3,903,797            1,067,264            4,971,061
P.O. Box 227
Jeddah, 21411
Kingdom of Saudi Arabia

Executive officers and .........     1,210,150            3,003,781            4,213,931
directors
as a group including those
named
above (seven persons)(1)(7) ...

- ------------------------------------


* Less than 1% of the outstanding Common Stock.

 (1) Pursuant to that certain Exchange Agency and Trust Agreement dated July 12, 1994 among Tracker, Tracker Canada and Montreal Trust Company ("Trustee"), the Trustee holds, for the benefit of the holders of Exchangeable Preference Shares, that number of shares of Voting Stock as are held by the owners of Exchangeable Preference Shares. By contractual agreement, prior to the exchange of the Exchangeable Preference Shares, holders of Exchangeable Preference Shares receive their voting rights from the Voting Stock held by the Trustee.

(2) Includes 1,236,436 Exchangeable Preference Shares over which Mr. Lewis has voting power pursuant to agreements with Mr. Gertzbein, Mr. Johnson and Mr. Jonathan Lewis, Mr. Lewis' son.

(3) Includes 2,858 shares of Class B Voting Common Stock held by Kyser Investment Corporation, a company of which Mr. Kyser is the sole stockholder.

(4) Includes 28,572 Exchangeable Preference Shares held by the Trustee for the benefit of Spire Consulting Group, Inc.

(5) Includes 1,052,564 Exchangeable Preference Shares owned by Saturn. Pursuant to an option agreement dated March 14, 1994, Saturn has the right to acquire that number of shares of the Tracker's Common Stock which would provide Saturn (when combined with shares held by Saturn at the time of exercise) with 25%, post-exercise issuance, of the outstanding voting equity of Tracker. The purchase price of such shares is their fair market value. Based on the number of shares of Tracker's Common Stock issued and outstanding as of June 25, 1996, Saturn may exercise the option for 3,903,797 shares of Tracker's

         Common Stock.

(6) Includes 1,052,564 Exchangeable Preference Shares owned by Saturn and 3,903,797 shares underlying Saturn's option. Ismail A. Abudawood is the sole stockholder, and Ayman I. Abudawood, Osama I. Abudawood and Anas
         I. Abudawood are directors, of Saturn. Accordingly, they may be deemed to be beneficial owners of such shares.

(7) Includes currently exercisable options to acquire 9,999 shares of Tracker Common, 607,858 shares held by individuals who are not executive officers, directors or nominees over which Mr. Lewis has voting power, and 78,005 shares held by individuals who are not executive officers, directors or nominees over which Mr. Korhonen, or failing him, Mr. Gertzbein, has voting power.

(8) Includes currently exercisable options to acquire 3,333 shares of Tracker Common.

(9) Includes Convertible Debentures which are currently convertible into 228,572 shares of Tracker Common and which are held by Wafr Holdings N.V. ("Wafr"). Ismail A. Abudawood beneficially owns Wafr. Accordingly, he may be deemed to be a beneficial owner of the shares issuable pursuant to the Convertible Debentures.

NEITHER THE OPTION REPRESENTED BY THIS OPTIONS AGREEMENT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE OPTION HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. SUCH OPTION HAS BEEN ACQUIRED FOR INVESTMENT AND SUCH OPTION AND SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO SUCH OPTION OR SHARES OR UNLESS, IN THE OPINION OF THE HOLDER'S COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO TRACKER, REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR UNDER APPLICABLE STATE SECURITIES LAWS.

                                OPTIONS AGREEMENT

         THIS OPTIONS AGREEMENT ("Agreement"), dated this _____ day of July, 1996 (the "Issuance Date"), is made by and between Merchant Partners, Limited Partnership, an Illinois limited partnership ("Merchant Partners"), and The Tracker Corporation of America, a Delaware corporation ("Tracker").

                                    RECITALS

         A. Tracker and Merchant Partners are concurrently herewith entering into that certain Services Agreement (the "Services Agreement") whereby, among other things, Merchant Partners shall actively introduce and promote Tracker to Montgomery Ward & Co., Inc. ("Montgomery Ward"), ValueVision International, Inc. ("ValueVision"), and certain other entities (collectively, the "Prospects") for the purpose of facilitating the sale to such entities of the Tracker Identification and Recovery System.

         B. In consideration for such services by Merchant Partners, Merchant Partners shall be issued options to acquire, in the aggregate, 900,000 shares of Common Stock pursuant to the terms set forth in this Agreement.

                                   AGREEMENTS

SECTION 1.        GRANT OF OPTIONS.

         Tracker hereby grants to Merchant Partners the exclusive option and privilege to purchase (the "Option"), upon the occurrence of certain events and from time to time thereafter as set forth in Section 2.1 of this Agreement and terminating as provided under Section
2.4 (the "Exercise Period"), nine hundred thousand (900,000) shares (the "Option Share Number") of Common Stock, subject to adjustment as provided in Section 4, at a price per share equal to the Exercise Price (as defined herein).

         This Option is issued pursuant to that certain Services Agreement (the "Services Agreement") dated the Issuance Date by and between Tracker and Merchant Partners. The terms, conditions, representations, warranties and covenants contained in the Services Agreement are hereby incorporated by reference into this Agreement. The terms which are capitalized herein shall have the meanings set forth in the Services Agreement or in Section 14 hereof, as the case may be, unless the context shall otherwise require.

SECTION 2.        EXERCISE OF OPTION.

         The Option Share Number purchasable hereunder shall equal, subject to adjustment as provided in Section 4, nine hundred (900,000) shares of Common Stock (subject to any Permitted Dilution). The Option shall be exercisable as hereinafter set forth:

         Section 2.1 Right to Exercise. This Option may be exercised in whole or in part, at any time and from time to time during the Exercise Period, at the times and in the manner set forth below, subject to the conditions hereinafter set forth:

                  2.1.1 Tranche I. At any time, but in no event later than the two (2) year anniversary of the Issuance Date, this Option shall be exercisable for two hundred thousand (200,000) shares (the "Original Tranche I Amount") of Common Stock (subject to adjustment as provided in Section 4);

                  2.1.2 Tranche II. At any time after Tracker enters into one
         (1) or more Sales Contracts within nine (9) months of the Issuance Date, this Option shall thereafter be exercisable for four hundred fifty thousand (450,000) shares (the "Original Tranche II Amount") of Common Stock (subject to adjustment as provided in Section 4); provided, however, that in no event shall the Option to purchase the Original Tranche II Amount (subject to adjustment) be exercisable later than the three (3) year anniversary of the Issuance Date;

                  2.1.3 Tranche III. At any time after Tracker enters into one
         (1) or more Sales Contracts with a term of three (3) years or more within twelve (12) months of the Issuance Date, this Option shall thereafter be exercisable for two hundred fifty thousand (250,000) shares (the "Original Tranche III Amount") of Common Stock (subject to adjustment as provided in Section 4) (regardless of whether the requirement in the immediately preceding clause 2.1.2 was met); provided, however, that in no event shall the Option to purchase the Original Tranche III Amount (subject to adjustment) be exercisable later than the five (5) year anniversary of the Issuance Date (the "Expiration Date"); and

                  2.1.4 For purposes of this Option, a "Sales Contract" means a contract for the Tracker Identification and Recovery System with a Prospect that is executed on behalf of Tracker by its President or Executive Vice President. Notwithstanding any provision of this Agreement, the Services Agreement, the Registration Rights Agreement, or that certain binding letter of intent dated May 21, 1996, Tracker shall have no obligation to enter into any Sales Contract and Merchant Partners shall have no claim against Tracker, and no entitlement to exercise the Option for Tranche II or Tranche III shares, as the case may be, if Tracker determines, in its sole and absolute discretion, not to enter into any Sales Contract which may be offered to it, whether through the efforts of Merchant Partners or otherwise.

         Section 2.2 Notice of Exercise, Surrender of Option, Partial Exercise. Subject to the terms and conditions of this Agreement, this Option may be exercised in whole or in part after the commencement of the Exercise Period with respect to Tranche I and after the occurrence of the applicable events with respect to Tranche II and III, as set forth in Section 2.1 above, but in no event subsequent to the Expiration Date, by the holder delivering to Tracker at its principal office: (a) a written notice, in substantially the form of the exercise notice attached as Exhibit A hereto (the "Exercise Notice"), of such holder's election to exercise the Option, which shall be duly executed by the holder or its duly authorized agent or attorney; (b) this Option; and (c) payment to Tracker in immediately available funds of an amount equal to the appropriate Exercise Price (as defined in Section 2.3 herein) for the number of shares of Common Stock so purchased.

         Section 2.3 Exercise Price. The Exercise Price per share for each option granted under this Agreement (subject to the adjustments set forth in Section 4) shall be as follows:

                  2.3.1 The Tranche I Exercise Price per share for Tranche I Option Shares shall be $0.50.

                  2.3.2 The Tranche II Exercise Price per share for Tranche II Option Shares shall be $0.75.

                  2.3.3 The Tranche III Exercise Price per share for Tranche III Option Shares shall be $1.00.

         Section 2.4 Termination of Option. This Option and all rights and options hereunder shall expire and be of no further force or effect upon the Expiration Date; provided, however, that the registration and other rights with respect to shares of Common Stock referred to in Section 3 of the Services Agreement shall survive any expiration or termination under this Section 2.4.

         Section 2.5 Delivery of Stock Certificates. Tracker shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section 2, other than transfer taxes (which shall be paid by Merchant Partners).

SECTION 3.        RESERVATION.

         Tracker shall at all times prior to the expiration of the Exercise Period reserve and keep available such number of authorized shares of its Common Stock solely for the purpose of issue upon the exercise of this Option (or any part hereof) as provided herein for as may at any time and from time to time be issuable upon the exercise of this Option (or any part hereof).

SECTION 4.        PROTECTION AGAINST DILUTION.

         The Exercise Price and the number of shares of Common Stock issuable upon the exercise of this Option (or any part hereof) shall be adjusted as hereinafter set forth:

         Section 4.1 Stock Dividends, Subdivisions, Reclassifications and Combinations. If after the date hereof Tracker shall:

                  4.1.1 declare a dividend, or make a distribution on any Common Shares in Common Shares, or

                  4.1.2 subdivide or reclassify its outstanding Common Shares into a larger number of Common Shares, or

                  4.1.3 combine or reclassify its outstanding Common Shares into a smaller number of Common Shares,

then the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to such event by a fraction (i) the numerator of which shall be the total number of outstanding Common Shares of Tracker immediately prior to such event and (ii) the denominator of which shall be the total number of outstanding Common Shares immediately after such event.

         Section 4.2 Issuance of Additional Common Shares. If after the date hereof Tracker shall issue any Additional Common Shares for a consideration less than the then Fair Market Value Per Share, then the Exercise Price shall upon each such issuance be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to such event by a fraction:

                  4.2.1 the numerator of which shall be the number of Common Shares outstanding immediately prior to the issuance of such Additional Common Shares plus the number of full Common Shares which the aggregate consideration for the total number of such Additional Common Shares so issued would purchase at the then Fair Market Value Per Share, and

                  4.2.2 the denominator of which shall be the number of Common Shares outstanding immediately prior to the issuance of such Additional Common Shares plus the number of such Additional Common Shares so issued.

         The provisions of this Section 4.2 shall not apply to: (i) any Additional Common Shares for which an adjustment is provided for under Section 4.1; (ii) the issuance of any Additional Common Shares which are issued pursuant to the exercise, exchange or conversion of any Convertible Securities, if an adjustment shall previously have been made upon the issuance of such Convertible Securities; (iii) the issuance of any Additional Common Shares which are issued pursuant to the exercise, exchange or conversion of any Convertible Securities that are outstanding as of the date of this Agreement or of any Convertible Securities that have been authorized to be issued by Tracker's Board of Directors as of the date of this Agreement; (iv) the issuance of any Additional Common Shares pursuant to the exercise by any employee of the Company or any of its subsidiaries of any stock options, or pursuant to a grant of shares to any employee of the Company or any of its subsidiaries, provided that the aggregate of all such Additional Common Shares does not exceed five percent (5%) of the then outstanding Common Shares; (v) to the issuance of any Additional Common Shares pursuant to any exercise of this Option, or (vi) to the issuance of any Additional Common Shares heretofore approved by Tracker's Board of Directors pursuant to a stock wage plan to compensate Tracker employees in lieu of cash payments in respect of wages.

         Section 4.3 Issuance of Convertible Securities. If Tracker shall issue any Convertible Securities after the date of this Agreement, other than Convertible Securities that have been authorized to be issued by Tracker's Board of Directors as of the date of this Agreement, and the consideration per share for which Additional Common Shares may at any time thereafter be issuable pursuant to the terms of such Convertible Securities shall be less than the Fair Market Value Per Share at the time of the initial issuance of such Convertible Securities, then the Exercise Price shall be adjusted as provided in Section 4.2 above on the basis that:

                  4.3.1 the maximum number of Additional Common Shares issuable pursuant to all such Convertible Securities shall be deemed to have been issued as of the earlier of (i) the date on which Tracker shall enter a firm contract or commitment for the issuance of such Convertible Securities or (ii) the date of actual issuance of such Convertible Securities, and

                  4.3.2 the aggregate consideration for such maximum number of Additional Common Shares shall be deemed to be the minimum consideration received and receivable by Tracker for the issuance of such Additional Common Shares pursuant to the terms of such Convertible Securities.

         Section 4.4 Other Provisions Applicable to Adjustments Under this Section. The following provisions shall be applicable to the making of adjustments in the Exercise Price hereinbefore provided in this Section 4:

                  4.4.1 Computation of Consideration. To the extent that any Additional Common Shares or any Convertible Securities shall be issued for a cash consideration, the consideration received by Tracker therefor shall be deemed to be the amount of the cash received by Tracker therefor; if such Additional Common Shares or Convertible Securities are offered by Tracker for subscription, the subscription price; or if such Additional Common Shares or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts or expenses paid or incurred by Tracker for and in the underwriting thereof, or otherwise in connection with the issue thereof. To the extent that such issuance shall be for a Non-Cash Consideration, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such Non-Cash Consideration at the time of such issuance as determined by the agreement of Tracker and the holder hereof pursuant to good faith negotiations or, if they shall fail to agree upon the fair value of such Non-Cash Consideration within sixty (60) days following the date on which notice pursuant to Section 4.7 was served, by a reputable investment banking firm or other appraisal company selected by Tracker and the holder hereof (whose fees and expenses shall be paid equally by Tracker and the holder hereof) whose determination shall be final and binding on the parties. The consideration for any Additional Common Shares issuable pursuant to any Convertible Securities shall be the consideration received by Tracker for issuing such Convertible Securities plus the additional consideration payable to Tracker upon the exercise of such Convertible Securities. In case of the issuance at any time of any Additional Common Shares or Convertible Securities in payment or satisfaction of any dividend upon any class of equity securities other than Common Shares, Tracker shall be deemed to have received for such Additional Common Shares or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                  4.4.2    Readjustment of Exercise Price.

                  4.4.2.1 Upon (A) the expiration of the right of conversion, exercise or exchange of any Convertible Securities, or (B) any increase in the minimum consideration receivable by Tracker for the issuance of Additional Common Shares; and if any such Convertible Securities shall not have been converted, exercised or exchanged in full, then the number of Common Shares deemed to be issued and outstanding upon such conversion, exchange or exercise shall no longer be computed as set forth above. In such case, the Exercise Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments, appropriately recalculated, in the Exercise Price made pursuant to the provisions of this Section 4 after the issuance of such Convertible Securities) had the adjustment of the Exercise Price made upon the issuance or sale of such Convertible Securities been made on the basis of the issuance only of the number of Additional Common Shares actually issued upon such conversion, exchange or exercise, or issuable on the basis of such increased minimum consideration, as the case may be, and thereupon only the number of Additional Common Shares actually so issued plus the number thereof then issuable on the basis of such increased minimum consideration shall be deemed to have been issued and only the consideration actually received plus such increased minimum consideration receivable by Tracker (computed in accordance with Section 4.4.1) shall be deemed to have been received by Tracker; and

                  4.4.2.2 Upon (A) any decrease in the minimum consideration receivable by Tracker for the issuance of Additional Common Shares upon the conversion, exercise or exchange of any Convertible Securities, or
         (B) the increase in the maximum number of Additional Common Shares issuable upon such conversion, exchange or exercise; and if any such Convertible Securities shall not have been converted, exercised or exchanged in full, then the number of Common Shares deemed to be issued and outstanding upon such conversion, exchange or exercise shall no longer be computed as set forth above. In such case the Exercise Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments, appropriately recalculated, in the Exercise Price made pursuant to the provisions of this Section 4 after the issuance of such Convertible Securities) had the adjustment of the Exercise Price made upon the issuance or sale of such Convertible Securities been made on the basis of such decreased minimum consideration or such increased number of Additional Common Shares issuable pursuant to such Convertible Securities, as the case may be, and thereupon the number of Additional Common Shares actually issued plus the number thereof issuable on the basis of such decreased minimum consideration or such increased number of Additional Common Shares issuable pursuant to such Convertible Securities shall be deemed to have been issued and the consideration actually received plus such decreased minimum consideration receivable by Tracker (computed in accordance with Section 4.4.1) shall be deemed to have been received by Tracker.

         Section 4.5 Dividends. If Tracker shall at any time or from time to time declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of Tracker or any of its subsidiaries by way of dividend or spin-off) on the Common Shares, other than as set forth in the last sentence of this Section or as a regularly declared quarterly dividend on the Common Stock, then in each such case, the Exercise Price shall be adjusted to that price determined by multiplying the Exercise Price in effect on the day immediately before the record date for the determination of stockholders entitled to receive such dividend or distribution by a fraction, (x) the numerator of which shall be the Fair Market Value Per Share as of such day immediately before such record date, less the sum of (i) the per share cash amount plus (ii) the per share fair market value of the Non-Cash Consideration being so paid or distributed, and (y) the denominator of which shall be such Fair Market Value Per Share. An adjustment made pursuant to this Section shall be made upon the opening of business on the next business day following the date on which any such dividend or distribution is made and shall be effective retroactively immediately after the close of business on the record date for the determination of stockholders entitled to receive such dividend or distribution. For purposes of this Section 4.5, any redemption or repurchase of the shares of Common Shares by Tracker shall, to the extent that the consideration per share therefor exceeds the Fair Market Value Per Share, be deemed to be a dividend hereunder (and with respect to such deemed dividend and for purposes of the calculation to be made above, the amounts to be calculated in clauses (i) and (ii) above shall be included only to the extent of the excess thereof over the Fair Market Value Per Share). No adjustment shall be made pursuant to this Section if Tracker declares, orders, pays, or makes distributions of shares of Common Shares that are referred to in Section 4.1, or warrants, Convertible Securities or other rights that are referred to in Section 4.3, in either case if an adjustment is made under those Sections.

         Section 4.6 Adjustment of Number of Shares Purchasable. Upon each adjustment of the relevant Exercise Price, the number of shares of Common Stock purchasable under Section 2 shall be adjusted as follows:

                  4.6.1 under Section 2.1.1, the number of shares of Common Stock purchasable shall be adjusted by dividing the Aggregate Tranche I Price by the Exercise Price in effect immediately following such adjustment;

                  4.6.2 under 2.1.2, the number of shares of Common Stock purchasable shall be adjusted by dividing the Aggregate Tranche II Price by the Exercise Price in effect immediately following such adjustment; and

                  4.6.3 under Section 2.1.3, the number of shares of Common Stock purchasable shall be adjusted by dividing the Aggregate Tranche III Price by the Exercise Price in effect immediately following such adjustment.

         Section 4.7 Notice of Adjustments. Whenever the Exercise Price or the number of shares deliverable upon exercise of this Option shall be adjusted pursuant to this Section 4, Tracker shall promptly prepare a certificate signed by its President and Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and shall promptly cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the holder of this Option.

         If the parties are to negotiate, as provided in Section 4.4.1, with respect to the computation of the fair value of any Non-Cash Consideration received or receivable by Tracker for the issuance of Additional Common Shares (or any Convertible Securities), then such certificate shall set forth the event requiring such adjustment and request that the parties meet for the purpose of determining the value of such non-cash consideration.

         Section 4.8 Special Adjustment. If Tracker takes actions to which provisions hereof are not strictly applicable or, if applicable, would not operate to implement the essential intentions and principles hereof, or if Tracker otherwise takes actions which would have a dilutive effect on the holder of this Option, unless the adjustment necessary shall be agreed upon by Tracker and the holder of this Option, Tracker shall appoint a firm of independent certified public accountants of recognized standing, reasonably acceptable to the holder hereof, which, at the expense of the holder of this Option (unless the written opinion results in an adjustment that is more favorable to Merchant Partners than the last adjustment offered by Tracker to Merchant Partners, in which case the opinion shall be at the expense of Tracker), shall render its written opinion on the necessary adjustment in the Exercise Price, so as to implement such essential intentions and principles or to otherwise prevent dilution. Upon receipt of such opinion, Tracker shall forthwith make the adjustments described therein. Notwithstanding anything to the contrary contained herein, if any anti-dilution or other similar adjustment is made under any other warrant or similar right issued by Tracker and such adjustment is more favorable to the holders of such warrants or similar rights than any adjustment to be made under the terms of this Agreement (whether or not an adjustment is to then be made under this Agreement (but for the operation of this sentence)), then upon any such adjustment, an adjustment shall be made hereunder so that the holder of this Option shall receive the benefits of such more favorable adjustment.

SECTION 5.        MERGERS, CONSOLIDATIONS, SALES.

         If there shall occur any consolidation or merger of Tracker with another entity, or any reorganization or reclassification of the Common Shares or other equity securities of Tracker, in either case, not constituting a Change of Control, then lawful and adequate provision shall be made whereby the holder of this Option shall thereafter have the right to receive upon the exercise of this Option and in lieu of the shares of Common Stock immediately theretofore purchasable hereunder, such shares of stock, securities or assets as would (by virtue of such consolidation, merger, reorganization or reclassification) be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock issued upon exercise of this Option had this Option been exercised in full immediately prior to such consolidation, merger, reorganization or reclassification, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holders of this Option so that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon exercise of this Option. No such consolidation or merger shall be consummated unless prior to or simultaneously with the consummation thereof, the successor entity (if other than Tracker) which will result from such consolidation or merger shall assume by written instrument executed and mailed or delivered to the holders of this Option the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

SECTION 6.        DISSOLUTION OR LIQUIDATION.

         If there shall occur any proposed distribution of the assets of Tracker in dissolution or liquidation, except under circumstances when the foregoing
Section 5 shall be applicable, Tracker shall mail notice thereof to the holders of this Option and shall make no distribution to shareholders until the expiration of 45 days from the date of mailing of the aforesaid notice and, in any such case (but provided that this Option is then exercisable in accordance with the terms hereof), the holder of this Option may exercise this Option, to the extent provided in Section 2, within 45 days from the date of mailing such notice and all rights herein granted not so exercised within such 45-day period shall thereafter become null and void.

SECTION 7.        NOTICE OF DIVIDENDS.

         Without limiting the rights or obligations of Tracker, and the holders of this Option, if the Board of Directors of Tracker shall declare any dividend or other distribution on its Common Shares, or shall declare any redemption or repurchase of its Common Shares, Tracker shall mail notice thereof to the holder of this Option not less than 30 days prior to the record date fixed for determining shareholders entitled to participate in such dividend, distribution, redemption or repurchase and the holder of this Option shall not participate in such dividend, distribution, redemption or repurchase or be entitled to any rights on account or as a result thereof unless and to the extent that this Option is exercised prior to such record date. The provisions of this paragraph shall not apply to distributions made in connection with transactions covered by
Section 5.

SECTION 8.        FRACTIONAL SHARES.

         Fractional shares may be issued upon the exercise of this Option in any case where any holder hereof would be entitled to receive a fractional share upon the exercise of this Option in order to receive the appropriate number of shares of Common Stock.

SECTION 9.        FULLY PAID STOCK; TAXES.

         Tracker covenants and agrees that the shares represented by each and every certificate for its Common Stock to be delivered on any exercise of this Option and the payment of the applicable purchase price herein provided for shall, at the time of such delivery and upon such payment, be validly issued and outstanding and be fully paid and nonassessable. Tracker further covenants and agrees that it will pay when due and payable any and all issuance, stamp, documentary and other similar taxes (excluding transfer taxes, which shall be paid by Merchant Partners) which may be payable in respect of this Option or any Common Stock or certificates therefor upon the exercise of the rights herein provided for pursuant to the provisions hereof.

SECTION 10.       TRANSFERS OR ASSIGNMENTS.

         This Option and the beneficial ownership hereof may be transferred or assigned by the holder hereof to a partner in Merchant Partners, to a subsidiary of Merchant Partners or to a corporation, partnership, limited liability company or limited liability partnership in which Merchant Partners has a majority equity interest (collectively, a "Merchant Partners Affiliate") upon compliance with the restrictions on transfer indicated on the first page of this Agreement. This Option and the beneficial ownership hereof may not be transferred or assigned by Merchant Partners to any party other than a Merchant Partners Affiliate.

SECTION 11.       CLOSING OF TRANSFER BOOKS.

         The right to exercise this Option shall not be suspended during any period that the stock transfer books of Tracker for its Common Shares may be closed.

SECTION 12.       REGISTRATION RIGHTS.

         The Registration Rights Agreement sets forth certain rights of the holders of this Option and the shares of Common Stock issuable upon the exercise hereof with respect to the registration thereof under applicable securities laws. This Option and the Option Shares are hereby entitled to the benefits of and made subject to the Registration Rights Agreement.

SECTION 13.       PARTIAL EXERCISE AND PARTIAL ASSIGNMENT.

         If this Option is exercised in part only, the holder hereof shall be entitled to receive a new Option covering the number of shares in respect of which this Option shall not have been exercised as provided in Section 2. Subject to Section 10 hereof, if this Option is partially assigned, this Option shall be surrendered at the principal office of Tracker (together with the partial assignment form attached to this Option duly executed), and thereupon a new Option shall be issued to the holders hereof covering the number of shares not assigned. The assignee of such partial assignment of this Option shall also be entitled to receive a new Option covering the number of shares so assigned.

SECTION 14.       DEFINITIONS.

         In addition to the terms defined elsewhere in this Option, the following terms have the following respective meanings:

         14.1 The term "Additional Common Shares" shall mean all Common Shares issued by Tracker on and after the Issuance Date, other than shares of Common Stock issued upon exercise of this Options Agreement.

         14.2 The term "Aggregate Tranche I Price" shall equal the product of
(i) the Original Tranche I Amount and (ii) the Tranche I Exercise Price.

         14.3 The term "Aggregate Tranche II Price" shall equal the product of
(i) the Original Tranche II Amount and (ii) the Tranche II Exercise Price.

         14.4 The term "Aggregate Tranche III Price" shall equal the product of
(i) the Original Tranche III Amount and (ii) the Tranche III Exercise Price.

         14.5 The term "Change of Control" shall mean, without limiting the generality of the foregoing, (i) any sale or issuance or series of sales and/or issuances of shares of Tracker's capital stock or any merger, spin-off, consolidation or combination to which Tracker is a party which results in the present owners of Tracker's common stock as of the Issuance Date as a group no longer (A) owning, in the aggregate, at least fifty percent (50%) of such stock (or any new or surviving corporation with which Tracker merges, consolidates or combines) or (B) possessing the voting power (under ordinary circumstances) to elect a majority of the Board of Directors of Tracker (or the board of directors of any new or surviving corporation with which Tracker merges, consolidates or combines), (ii) any repurchases or redemptions or series of repurchases or redemptions of shares of Tracker as a result of which the number of Tracker's shares outstanding immediately following such repurchases or redemptions shall be less than eighty five percent (85%) of the number of shares of Tracker outstanding on the Issuance Date; provided, however, that any repurchase or redemption of shares of preferred stock of Tracker outstanding as of the Issuance Date shall not constitute a Change of Control, provided that any such repurchase or redemption is for a purchase price per share not exceeding $1, or (iii) any sale or transfer of all or substantially all of the assets of Tracker; provided, however, that any sale of any accounts of any of subsidiary of Tracker, whereby all proceeds resulting therefrom are used solely to pay off the indebtedness incurred to acquire such accounts by such subsidiary, shall not constitute a Change of Control.

         14.6 The term "Common Shares" shall mean shares of the Common Stock, par value $0.001 per share, of Tracker, and shares of the Class B Voting Common Stock, par value $0.00000007 per share, of Tracker.

         14.7 The term "Common Stock" shall mean shares of the Common Stock, par value $0.001 per share, of Tracker.

         14.8 The term "Convertible Securities" shall mean options, warrants, evidences of indebtedness, shares of stock or other securities which are convertible or exercisable into or exchangeable for Additional Common Shares, either immediately or upon the arrival of a specified date or the happening of a specified event, which rights have not expired or terminated.

         14.9 The term "Exercise Date" shall mean a date on which this Option is exercised.

         14.10 The term "Exercise Notice" shall have the meaning set forth in
Section 2.2 of this Agreement.

         14.11 The term "Exercise Price" shall have the meaning set forth in
Section 2 of this Agreement.

         14.12 The term "Fair Market Value Per Share" shall mean the closing price on any stock exchange or quotation system on which the Common Stock is listed or, if the Common Stock is not so listed, the low bid price in the over-the-counter-market on the date in question.

         14.13 The term "Merchant Partners Affiliate" shall have the meaning set forth in Section 10 of this Agreement.

         14.14 The term "Non-Cash Consideration" shall mean consideration other than cash.

         14.15 The term "Option" shall have the meaning set forth in Section 1 of this Agreement.

         14.16 The term "Option Shares" shall have the meaning set forth in
Section 2 of the Services Agreement.

         14.17 The term "Original Tranche I Amount" shall have the meaning set forth in Section 2.1.1 of this Agreement.

         14.18 The term "Original Tranche II Amount" shall have the meaning set forth in Section 2.1.2 of this Agreement.

         14.19 The term "Original Tranche III Amount" shall have the meaning set forth in Section 2.1.3 of this Agreement.

         14.20 The term "Permitted Dilution" shall mean any dilution or other reduction to the percentage of outstanding shares owned (or entitled upon exercise of the Option to be owned) by Merchant Partners upon any issuance of Additional Common Shares.

         14.21 The term "Prospect" shall have the meaning set forth in Section 1 of the Services Agreement.

         14.22 The term "Sales Contract" shall have the meaning set forth in
Section 2.1.4 of this Agreement.

         14.23 The term "Tranche I Exercise Price" shall have the meaning set forth in Section 2.3.1 of this Agreement.

         14.24 The term "Tranche II Exercise Price" shall have the meaning set forth in Section 2.3.2 of this Agreement.

         14.25 The term "Tranche III Exercise Price" shall have the meaning set forth in Section 2.3.3 of this Agreement.

SECTION 15.       SEVERABILITY.

         Should any part of this Agreement for any reason be declared invalid, such determination shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties hereto that they would have executed and accepted the remaining portion of this Agreement without including therein any such part, parts or portion which may, for any reason, be hereafter declared invalid.

SECTION 16.       MISCELLANEOUS.

         The descriptive headings of the various sections of this Agreement are for convenience only and shall not affect the meaning or construction of the provisions hereof. The failure in any one or more instances of a party to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege in this Agreement conferred, or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party in accordance with the procedures set forth below. The provisions of this Agreement shall not be modified, waived or amended except pursuant to an instrument in writing executed and delivered on behalf of Tracker and by the prior written consent of Merchant Partners. This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of the State of Illinois applicable to contracts made in that State.

SECTION 17.  ARBITRATION AND ATTORNEY'S FEES.

         17.1 Arbitration. If the parties cannot settle any dispute or controversy arising out of this Agreement, the parties shall submit such controversy or dispute to binding arbitration before a panel of three arbitrators (with one arbitrator to be selected by each party and with the third arbitrator to be selected by the two arbitrators selected by the parties) in Maricopa County, Arizona or Cook County, Illinois. For this purpose both parties hereby expressly consent to such arbitration in such place. In such case, the arbitrators shall receive, hear, and maintain all documents, testimony and records in secrecy, available for inspection only by either party and its attorneys and experts who shall agree, in advance and in writing, to receive all such information in secrecy. In all other respects, the parties and arbitrators shall conduct the arbitration under the then-existing rules and regulations of the American Arbitration Association governing commercial transactions, and any award entered shall be subject to confirmation, opposition, modification, and enforcement in accordance with the Uniform Arbitration Act as then in effect in the State of Arizona or the State of Illinois. The parties shall equally bear fees and related costs of the arbitrators. Notwithstanding anything herein to the contrary, nothing in this Section shall preclude either party from seeking interim or provisional relief, including without limitation, a temporary restraining order or preliminary injunction, concerning the dispute or controversy, if necessary to protect the interests of such party.

         17.2 Attorneys' Fees. If either party to this Agreement brings a suit (or institutes an arbitration) to collect money damages for breach hereof, the parties agree that the prevailing party shall recover, in addition to any other remedy, reimbursement for all reasonable attorneys' fees, court costs, costs of investigation, and related expenses (such as fees of experts, trial exhibits, and document and communication services) the prevailing party has incurred in connection therewith.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE TRACKER CORPORATION                     MERCHANT PARTNERS L.P.
  OF AMERICA

By: ______________________________          By: MERCHANT ADVISORS, L.P.
                                                its general partner

Its:______________________________

                                            By: MERCHANT DEVELOPMENT CORP.
                                                its general partner

                                            By:      __________________________

                                            Its:     __________________________

                                    EXHIBIT A

                                 EXERCISE NOTICE

              (To be completed and signed only upon an exercise of
                         the Option in whole or in part)

To: Corporate Secretary of The Tracker Corporation of America (the "Company")

BY EXECUTING THIS EXERCISE NOTICE, THE UNDERSIGNED REPRESENTS, WARRANTS AND ACKNOWLEDGES TO THE COMPANY THAT THE SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION ARE NOT BEING ACQUIRED WITH A VIEW TO ANY UNREGISTERED DISTRIBUTION WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES PROMULGATED THEREUNDER (COLLECTIVELY, THE "SECURITIES ACT"), OF SUCH SHARES, AND THE UNDERSIGNED IS NOT, DIRECTLY OR INDIRECTLY, PARTICIPATING IN AN UNDERWRITING OF ANY SUCH UNREGISTERED DISTRIBUTION. THE UNDERSIGNED WILL NOT SELL OR OTHERWISE TRANSFER OR DISPOSE OF SUCH SHARES UNLESS SUCH SHARES ARE (1) REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) THE UNDERSIGNED REPRESENTS THAT SUCH SHARES MAY BE SOLD IN RELIANCE ON AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL IN FORM AND SUBSTANCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. THE UNDERSIGNED UNDERSTANDS THAT THE CERTIFICATES REPRESENTING SUCH SHARES WILL BEAR RESTRICTIVE LEGENDS TO THIS EFFECT. BY EXECUTING THIS EXERCISE NOTICE, THE UNDERSIGNED RESTATES ALL OF THE REPRESENTATIONS, WARRANTIES AND COVENANTS TO THE COMPANY CONTAINED IN THE OPTION AS OF THE DATE OF THIS EXERCISE NOTICE.

         The undersigned, the Holder of the attached Options Agreement (the "Option"), hereby irrevocably elects to exercise the purchase right represented by the Option for, and to purchase thereunder, ______ shares of the Common Stock of THE TRACKER CORPORATION OF AMERICA and herewith makes payment of $___________________ therefor in immediately available funds. The undersigned hereby requests that the Certificate(s) for such securities be issued in the name(s) and delivered to the address(es) as follows:

Name:__________________________________________________________________________

Address:_______________________________________________________________________

Deliver to:____________________________________________________________________

Address:_______________________________________________________________________

                     (Attach additional sheets as necessary)

         If the foregoing Notice of Exercise evidences an exercise of the Option to purchase fewer than all of the shares of the Common Stock to which the undersigned is entitled under such Option, please issue a new Option, of like tenor, for the remaining shares of Common Stock in the name(s), and deliver the same to the address(es), as follows:

Name:__________________________________________________________________________

Address:_______________________________________________________________________

                     (Attach additional sheets as necessary)

         DATED: _________________________.

                         ______________________________________________________
                                    (Name of Holder)

                         ______________________________________________________
                                    (Signature of Holder or Authorized
                                    Signatory)

                         ______________________________________________________
                                    (Social Security or Taxpayer Identification
                                    Number of Holder)

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement"), dated this ____ day of July 1996, is made by and between Merchant Partners, L.P., an Illinois limited partnership ("Merchant Partners"), and The Tracker Corporation of America, a Delaware corporation ("Tracker").

                                    RECITALS

         A. Tracker and Merchant Partners are concurrently herewith entering into that certain Services Agreement (the "Services Agreement") whereby, among other things, (i) Merchant Partners shall actively introduce and promote Tracker to Montgomery Ward & Co., Inc. ("Montgomery Ward"), ValueVision International, Inc. ("ValueVision"), and certain other entities (collectively, the "Prospects") for the purpose of facilitating the sale to such entities of the Tracker Identification and Recovery System, and (ii) in consideration for Merchant Partners' services, Merchant Partners shall be issued options to acquire, in the aggregate, up to 900,000 of the shares of Tracker, pursuant to the terms set forth in the herewith concurrently executed options agreement (the "Options Agreement").

         B. Tracker and Merchant Partners desire to enter into this Agreement to provide for their respective rights and obligations with regard to registrations of Registrable Securities (as defined herein).

         This Agreement is entered into pursuant to the Services Agreement and the terms, conditions, representations, warranties and covenants contained in the Services Agreement are hereby incorporated by reference into this Agreement. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Services Agreement or Section 9 hereof.

                                   AGREEMENTS

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.  DEMAND REGISTRATIONS

         1.1 Requests for Registration. From and after the date of this Agreement, subject to the terms and conditions of this Agreement, the holders of Registrable Securities shall be entitled to make from time to time written requests of Tracker (each such request, a "Demand") for registration under the Securities Act of 1933, as amended (the "Securities Act"), of all or part of such holders' Registrable Securities (a "Demand Registration"). Merchant Partners shall be entitled to two (2) Demand Registrations with such registrations to be on such forms as Tracker determines, in its sole discretion, to be appropriate. Such Demand shall specify: (i) the aggregate number and kind of Registrable Securities requested to be registered; and (ii) the intended method of distribution in connection with such Demand Registration, to the extent then known.

         1.2 Satisfaction of Obligations. A registration shall be treated as a permitted Demand for registration if (i) the applicable registration statement under the Securities Act has been filed with the Securities and Exchange Commission ("Commission") with respect to such Demand Registration and such registration statement shall have become and been maintained continuously effective for a period of at least ninety (90) days; or (ii) a holder of Registrable Securities, after having made a Demand pursuant to this section, withdraws its Demand pursuant to Section 3 hereof; provided, however, that a withdrawn demand shall not be treated as a permitted Demand if (x) the withdrawal is a result of an adverse action taken by Tracker that is unknown to Merchant Partners at the time it made the Demand or the result of bad quarterly operating results which are released to the public or given to Merchant Partners after it made the Demand (in either such case with each party to bear its own expenses), or (y) Merchant Partners pays to Tracker all of the expenses incurred by Tracker in connection with the Demand prior to the notice of withdrawal (excluding costs of employees of Tracker or for services performed not primarily as a result of the Demand).

         1.3 Restrictions on Demand Registrations. Tracker shall be entitled to postpone (upon written notice to the holders of Registrable Securities) for up to one hundred twenty (120) days the filing of a registration statement, or its efforts to cause a filed registration statement to become effective, in respect of a Demand (but no more than once in any period of twelve (12) consecutive months and no more than three (3) times in total) if (A) Tracker would be required to prepare any financial statements other than those it is otherwise required to or customarily prepares; or (B) the Board of Directors of Tracker determines in good faith that such Demand Registration in respect of such Demand would have a material adverse affect on the negotiation or completion of any material acquisition or disposition of assets (other than in the ordinary course of business) or any material merger, consolidation, tender offer, financing transaction or other similar transaction that the Board of Directors of Tracker has affirmatively voted that Tracker pursue and attempt to complete.

         1.4 Participation in Demand Registrations. Except as may be otherwise required by agreements entered into by Tracker prior to the date of this Agreement, neither Tracker nor any other Person (as defined herein) shall include any securities other than Registrable Securities in a Demand Registration, except with the written consent of Merchant Partners. Tracker covenants and agrees that it will not after the date of this Agreement grant any Person the right to include any securities in a Demand Registration. If, in connection with a Demand Registration, any managing underwriter or, if such Demand Registration is not an underwritten offering, a nationally recognized independent underwriter that shall be selected by Tracker and reasonably approved by the holders of a majority of the Registrable Securities sought to be registered in such Demand Registration, advises Tracker and such holders that, in its opinion, the inclusion of all the Registrable Securities and, if authorized pursuant to this paragraph, other securities of Tracker, in each case, sought to be registered in connection with such Demand Registration would adversely affect the marketability of the Registrable Securities sought to be sold pursuant thereto, then Tracker shall include in the registration statement applicable to such Demand Registration only such securities as the holders of Registrable Securities sought to be registered therein ("Demanding Sellers") and Tracker are advised by such underwriter can be sold without such an effect (the "Secondary Maximum Number"), as follows and in the following order of priority:

                  1.4.1 first, the number of Registrable Securities sought to be registered by each Demanding Seller, pro rata in proportion to the number of Registrable Securities sought to be registered by all Demanding Sellers; and

                  1.4.2 second, if the number of Registrable Securities to be included under clause 1.5.1 next above is less than the Secondary Maximum Number, the number of securities sought to be included by each other seller, pro rata in proportion to the number of securities sought to be sold by all such other sellers, which in the aggregate, when added to the number of securities to be included pursuant to clause
         1.5.1 next above, equals the Secondary Maximum Number.

         1.5 Selection of Underwriters. If Merchant Partners requests that a Demand Registration be an underwritten offering, then Merchant Partners shall have the right to select an underwriter or underwriters to manage and administer such offering, such underwriter or underwriters, as the case may be, to be subject to the approval of Tracker, which approval shall not be unreasonably withheld.

         1.6 Other Registrations. Except as may be otherwise required by agreements entered into by Tracker prior to the date of this Agreement, if Tracker has received a Demand pursuant to this Section 1 and if the applicable registration statement in respect of such Demand has not been withdrawn or abandoned, Tracker shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least ninety (90) days has elapsed from the effective date of a firm commitment underwritten Demand Registration or a period of at least ninety (90) days has elapsed from the effective date of any other Demand Registration, unless, in each case, a shorter period of time is approved by the holders of the Registrable Securities; provided, however, that Tracker may file and cause to be effected during such period any registration of which Tracker provided notice to Merchant Partners as required by Section 2.1 prior to the Demand by Merchant Partners.

SECTION 2.  PIGGYBACK REGISTRATIONS.

         2.1 Right to Piggyback. Whenever Tracker proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration, a registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan, or pursuant to a merger, exchange offer or transaction of a type specified in Rule 145(a) under the

Securities Act) (a "Piggyback Registration"), whether for its own benefit or for the benefit of any other Person, Tracker shall give prompt written notice (but not less than twenty (20) days prior to the time when any such registration statement is filed with the Commission) to the holders of Registrable Securities of its intention to effect such a registration. Such notice (a "Piggyback Notice") shall specify, at a minimum, the number and kind of securities so proposed to be registered, the proposed date of filing of such registration statement with the Commission, the proposed means of distribution, the proposed managing underwriter or underwriters (if any and if known), and a good faith estimate by Tracker of the proposed minimum offering price thereof (if any and if known), as such price is proposed to appear on the facing page of such registration statement. Upon the written request of a holder of Registrable Securities, given within fifteen (15) business days of such holder's receipt of the Piggyback Notice (which written request shall specify the number and kind of Registrable Securities intended to be disposed of by such holder and the intended method of distribution thereof), Tracker shall include in such registration all Registrable Securities with respect to which Tracker has received such written requests for inclusion. The parties hereby agree that this Agreement constitutes a written request by Merchant Partners to have the 900,000 shares issuable to Merchant Partners pursuant to the Options Agreement registered pursuant to Tracker's currently pending registration statement on Form S-1 (No. 33-99686), with Merchant Partners to distribute such shares, if it chooses to do so, as specified in the "Plan of Distribution" section of such registration statement. Such registration of Option Shares in accordance with the foregoing sentence shall not be deemed to be a Demand for purposes of this Agreement. Tracker shall conduct all piggyback registrations on behalf of Merchant Partners at Tracker's own expense.

         2.2 Priority on Piggyback Registrations. If, in connection with a Piggyback Registration, any managing underwriter or, if such Piggyback Registration is not an underwritten offering, an independent underwriter that is mutually agreeable to Tracker and Merchant Partners (and whose fees and expenses shall be borne solely by Tracker) advises Tracker and the holders of the Registrable Securities to be included in such Piggyback Registration, that, in its opinion, the inclusion of all the securities sought to be included in such Piggyback Registration by (i) Tracker, (ii) any Persons who have sought to have shares registered thereunder pursuant to rights to demand (other than pursuant to so-called "piggyback" or other incidental or participation registration rights) such registration (such demand rights being "Other Demand Rights" and such Persons being "Other Demanding Sellers"), (iii) any holders of Registrable Securities seeking to sell such securities in such Piggyback Registration ("Piggyback Sellers") and (iv) any other proposed sellers, in each case, if any, would adversely affect the marketability of the securities sought to be sold pursuant thereto, then Tracker shall include in the registration statement applicable to such Piggyback Registration only such securities as Tracker and the Piggyback Sellers are so advised by such underwriter can be sold without such an effect (the "Piggyback Maximum Number"), as follows and in the following order of priority:

                  2.2.1 if the Piggyback Registration is an offering on behalf of Tracker and not any Person exercising Other Demand Rights (whether or not other Persons seek to include securities therein pursuant to so-called "piggyback" or other incidental or participatory registration rights) (a "Primary Offering"), then (A) first, such

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



                  number of securities to be sold by Tracker as Tracker, in its reasonable judgment and acting in good faith and in accordance with sound financial practice, shall have determined, (B) second, if the number of securities to be included under clause (a) next above is less than the Piggyback Maximum Number, the number of Registrable Securities of each Piggyback Seller, pro rata in proportion to the number of securities sought to be registered by all the Piggyback Sellers, which in the aggregate, when added to the number of securities to be registered under clause (A) next above, equals the Piggyback Maximum Number, and (C) third, if the number of securities to be included under clauses (A) and (B) next above is less than the Piggyback Maximum Number, the number of securities of each other proposed seller, pro rata in proportion to the number of securities sought to be registered by all such other proposed sellers, which in the aggregate, when added to the number of securities to be registered under clauses (A) and (B) next above, equals the Piggyback Maximum Number;

                  2.2.2 if the Piggyback Registration is an offering other than pursuant to a Primary Offering, then (A) first, such number of securities sought to be registered by each Piggyback Seller and each Other Demanding Seller, pro rata in proportion to the number of securities sought to be registered by each such Piggyback Seller and Other Demanding Sellers, and (B) second, if the number of securities included under clause (A) next above is less than the Piggyback Maximum Number, the number of securities of each other proposed seller, pro rata in proportion to the number of securities sought to be included by all such other proposed sellers, which in the aggregate, when added to the number of securities to be registered under clause (A) next above, equals the Piggyback Maximum Number.

         2.3 Withdrawal by Tracker. If, at any time after giving written notice of its intention to register any of its securities as set forth in Section 2.1 and prior to the time the registration statement filed in connection with such registration is declared effective, Tracker shall determine for any reason not to register such securities, Tracker may, at its election, give written notice of such determination to the holders of Registrable Securities and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such particular withdrawn or abandoned registration (but not from its obligations to pay the Registration Expenses in connection therewith as provided herein), and such registration shall thereupon not constitute a Piggyback Registration hereunder.

SECTION 3. WITHDRAWAL RIGHTS

         Any holder of Registrable Securities upon having notified or directed Tracker to include any or all of its Registrable Securities in a registration statement under the Securities Act (whether pursuant to Section 1 or 2 hereof) shall have the right to withdraw any such notice or direction with respect to any or all of the Registrable Securities designated for registration thereby by giving written notice to such effect to Tracker prior to the effective date of such registration statement except that a withdrawal of any or all of a holder's Registrable Securities included in a registration statement pursuant to Section 1 hereof (other than (x) a withdrawal that is a result of an adverse action taken by Tracker that is unknown to Merchant Partners at the time it made the Demand or is the result of bad quarterly operating results which are released to the public or given to Merchant Partners after it made the Demand (in either such case with each party to bear its own expenses), or (y) a withdrawal where Merchant Partners pays to Tracker all of the expenses incurred by Tracker in connection with the Demand prior to the notice of withdrawal (excluding costs of employees of Tracker or for services performed not primarily as a result of the Demand)) shall constitute a Demand pursuant to section 1 hereof and Tracker and Merchant Partners shall share equally any expenses associated with such Demand pursuant to Section 6 hereof. In the event of any such withdrawal, Tracker shall not include such Registrable Securities in the applicable registration and such Registrable Securities shall continue to be Registrable Securities hereunder. No such withdrawal shall affect the obligations of Tracker with respect to the Registrable Securities not so withdrawn; provided that in the case of a registration pursuant to Section 1 hereof, if such withdrawal shall reduce the number of Registrable Securities below fifty percent (50%) of the Registrable Securities requested to be included in the registration statement, as the case may be, then Tracker shall as promptly as practicable give each holder of Registrable Securities so to be registered notice to such effect, referring to this Agreement and summarizing this Section, and within five (5) business days following the effectiveness of such notice, either Tracker or the holders of a majority of the Registrable Securities may, by written notice to each holder of Registrable Securities or Tracker respectively, elect that such registration statement not be filed or, if theretofore filed, withdrawn. During such five (5) business day period, Tracker shall not file such registration statement if not theretofore filed or, if such registration statement has been theretofore filed, Tracker shall not seek, and shall use its best efforts to prevent, the effectiveness thereof. In the event of any election contemplated by the proviso to the second next preceding sentence, any applicable piggyback rights with respect thereto shall terminate but only with respect to such specific registration.

SECTION 4. HOLDBACK AGREEMENTS

         4.1 Holders of Registrable Securities. Anything in this Agreement to the contrary notwithstanding, each holder of Registrable Securities agrees not to effect any public sale or distribution (including Demand Registrations and sales pursuant to Rule 144) of equity securities of Tracker, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days immediately prior to and the one hundred eighty (180)-day period subsequent to the effective date of any firm commitment underwritten Demand Registration or any firm commitment underwritten Piggyback Registration (in each case, except as part of such underwritten registration), to the extent that the underwriters managing such registered public offering require such a period. The holders of a majority of the Registrable Securities included in a Demand Registration may waive the limitation contained in this paragraph with respect to such Demand Registration.

         4.2 Tracker. Except as may be otherwise required by agreements entered into by

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



Tracker prior to the date of this Agreement, Tracker agrees (i) not to effect, whether for itself or for any other Person, any public sale or public distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days immediately prior to and the ninety (90)-day period beginning on the effective date of any firm commitment underwritten registration in connection with a Demand Registration or a Piggyback Registration (except as part of such underwritten registration to the extent permitted pursuant to this Agreement or pursuant to a merger, exchange offer or transaction of a type specified in Rule 145(a) under the Securities Act) and (ii) in connection with a Demand Registration to cause each of Tracker's officers and to use its best efforts to cause each of its directors and each holder of at least 5% of its Common Stock, or Common Stock and any securities convertible into or exchangeable or exercisable for Common Stock, representing, in the aggregate, at least 5% of the Common Stock (on a fully diluted basis) to agree not to effect any public sale or public distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration to the extent permitted pursuant to the terms of this Agreement); provided, however, that in the case of a Demand Registration, Tracker may effect a public sale or public distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during such period if Tracker provided notice to Merchant Partners as required by Section
2.1 prior to the Demand by Merchant Partners.

SECTION 5. REGISTRATION PROCEDURES.

         Whenever a holder of Registrable Securities has requested that any Registrable Securities be registered pursuant to this Agreement (whether pursuant to Section 1 or Section 2 of this Agreement but subject to Tracker's withdrawal rights under Section 2.3), Tracker shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof and, in connection therewith, Tracker shall as expeditiously as possible:

                  5.1 prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

                  5.2 prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a continuous period of not less than ninety
         (90) days (or, if earlier, until all Registrable Securities included in such registration statement have been sold thereunder in accordance with the manner of distribution set forth in the Demand in respect thereof) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof as set forth in such registration statement (including, without limitation, by incorporating in a prospectus supplement or post-effective amendment, at the request of a seller of Registrable Securities, the terms of the sale of such Registrable Securities);

                  5.3 before filing with the Commission any such registration statement or prospectus or any amendments or supplements thereto, Tracker shall, a reasonable time prior to filing, furnish to counsel selected by a majority of the holders of Registrable Securities and counsel for the underwriter or sales or placement agent, if any, in connection therewith, final drafts of all such documents proposed to be filed and provide such counsel with a reasonable opportunity for review thereof and comment thereon, such review to conducted and such comments to be delivered with reasonable promptness, and with respect to any Short-Form Registration, include such information as reasonably requested by the holder of a majority of the Registrable Securities covered by such registration statement, regardless of whether required by the relevant short form as long as such information is permissible to be included in such registration statement;

                  5.4 promptly (i) notify the holders of Registrable Securities of each of (x) the filing and effectiveness of the registration statement and prospectus and any amendments or supplements thereto, (y) the receipt of any comments from the Commission or any state securities law authorities or any other governmental authorities with respect to any such registration statement or prospectus or any amendments or supplements thereto, and (z) any oral or written stop order with respect to such registration, any suspension of the registration or qualification of the sale of such Registrable Securities in any jurisdiction or any initiation or threatening of any proceedings with respect to any of the foregoing, and (ii) use its best efforts to obtain the withdrawal of any order suspending the registration or qualification (or the effectiveness thereof) or suspending or preventing the use of any related prospectus in any jurisdiction with respect thereto;

                  5.5 furnish to the holders of Registrable Securities, the underwriters and the sales or placement agent, if any, and counsel for each of the foregoing, a conformed (or, if specifically requested, a manually executed) copy of such registration statement and each amendment and supplement thereto (in each case, including all exhibits thereto and documents incorporated by reference therein) and such additional number of copies of such registration statement, each amendment and supplement thereto, the prospectus (including each preliminary prospectus) included in such registration statement and all exhibits thereto and documents incorporated by reference therein and such other documents as the holders of Registrable Securities, the underwriter, agent or counsel may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such holders, the use of each of which thereby and therefor to which Tracker hereby consents;

                  5.6 if requested by the managing underwriter or underwriters of any registration or by the holder of a majority of the Registrable Securities included in any registration statement, Tracker shall, subject to approval of counsel to Tracker in its reasonable judgment, promptly incorporate in a prospectus, supplement or post-effective amendment to the registration statement such information concerning underwriters and the plan of distribution of the Registrable Securities as such managing underwriter or underwriters or such holders reasonably shall furnish to Tracker in writing and request be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by such holders to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and make all required filings of such prospectus, supplement or post-effective amendment as soon as possible after being notified of the matters to be incorporated in such prospectus, supplement or post-effective amendment.

                  5.7 use its best efforts to register or qualify such Registrable Securities under such securities or "blue sky" laws of such jurisdictions as Tracker and Merchant Partners shall reasonably agree and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller and keep such registration or qualification in effect for so long as the registration statement remains effective under the Securities Act (provided that Tracker shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, (ii) subject itself to taxation in any such jurisdiction where it would not otherwise be subject to taxation but for this paragraph or (iii) consent to general service of process in any jurisdiction where it would not otherwise be subject to general services of process but by this paragraph);

                  5.8 notify the holders of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon each of the discovery that, and of the happening of any event as a result of which, the registration statement covering such Registrable Securities, as then in effect, contains, to Tracker's knowledge, an untrue statement of a material fact or omits to state any material fact required to be stated therein or any fact necessary to make the statements therein not misleading, and promptly prepare and furnish to the holders of Registrable Securities a supplement or amendment to the prospectus contained in such registration statement so that such Registration Statement shall not, and such prospectus as thereafter delivered to the purchasers of such Registrable Securities shall not, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or any fact necessary to make the statements therein not misleading;

                  5.9 cause all such Registrable Securities to be listed on each securities exchange and included in each established over-the-counter market on which or through which similar securities of Tracker are then listed or traded, if any, and, if not so listed or traded, to use its reasonable efforts to cause all such Registrable Securities to be listed on the NASD automated quotation system ("NASDAQ") and if listed on NASDAQ, use its reasonable efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 under the Securities Exchange Act of 1934, as amended, and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register as such with respect to such Registrable Securities with the NASD; provided, however, that Tracker shall have no obligation to use any efforts to cause the Registrable Securities to be listed on NASDAQ until such time, if ever, as Tracker meets the minimum quantitative listing requirements of NASDAQ and that Tracker shall have no obligation to take any action designed to assist it in meeting such requirements; and provided further, however, that in lieu of using reasonable efforts to list on Nasdaq, Tracker may use reasonable efforts to list on any securities exchange which is mutually agreeable to Tracker and Merchant Partners;

                  5.10 provide a transfer agent, registrar and CUSIP number for all of such Registrable Securities not later than the effective date of such registration statement;

                  5.11 within two (2) business days of a request for inspection, make available for inspection, during customary business hours at Tracker's offices, by any holder of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any holder of Registrable Securities or the underwriter, all financial and other records, pertinent corporate documents and properties of Tracker, and cause Tracker's officers, directors, employees, attorneys and independent accountants to supply all information reasonably requested by any such holders, underwriters, attorneys, accountants or agents in connection with such registration statement; provided, however, that Tracker may require as a condition to such inspection the execution and delivery of a confidentiality agreement by the inspecting person in respect of any information which Tracker deems to be a trade secret or confidential or proprietary information;

                  5.12 use its best efforts to comply with all applicable laws related to such registration statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Securities Exchange Act of 1934, as amended, and the Rules and Regulations promulgated by the Commission) and make generally available to its security holders as soon as practicable (but in any event not later than fifteen (15) months after the effectiveness of such registration statement) an earnings statement of Tracker and its subsidiaries complying with Section 11(a) of the Securities Act;

                  5.13 permit any holder of Registrable Securities, which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or controlling person of Tracker, to participate in the preparation of such registration statement and to require the insertion therein of material, furnished to Tracker in writing, which in the reasonable judgment of such holder, such holder's counsel and Tracker's counsel should be included; provided, however, that any such holder shall enter into an agreement with Tracker indemnifying Tracker against any claim which may arise from any material furnished to Tracker in writing by such holder for inclusion in the registration statement;

                  5.14 furnish to each holder of Registrable Securities a signed counterpart of an opinion of counsel for Tracker (which counsel shall be Fennemore Craig or such other counsel as shall be reasonably acceptable to the holders of a majority of the Registrable Securities being so registered and to Tracker) and use its best efforts to furnish to each such holder of Registrable Securities a signed counterpart of a "comfort" letter signed by the independent public accountants who have certified Tracker's financial statements included or incorporated by reference in such registration statement, covering such matters with respect to such registration statement and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities for the account of, or on behalf of, an issuer of common stock, such opinion and comfort letters to be dated the date such opinions and comfort letters are customarily dated in such transactions, and covering, in the case of such legal opinion, such other legal matters and, in the case of such comfort letter, such other financial matters, as any holder of such Registrable Securities may reasonably request; and

         5.15 take all such other actions as Merchant Partners or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities; provided, however, that Tracker shall have no obligation to take any action that is outside the ordinary course of business or that would require the expenditure of funds outside the ordinary course of business.

         Without limiting any of the foregoing, if the offering of Registrable Securities is to be made by or through an underwriter, Tracker shall enter into an underwriting agreement with a managing underwriter or underwriters containing representations, warranties, indemnities and agreements customarily included (but not inconsistent with the agreements contained herein) by an issuer of common stock in underwriting agreements with respect to offerings of common stock for the account of, or on behalf of, such issuers. Merchant Partners shall also enter into and perform its obligations under such an agreement. In connection with the sale of Registrable Securities hereunder, any holder of such Registrable Securities may, at its option, require that any and all representations and warranties by, and indemnities and agreements of, Tracker to or for the benefit of such underwriter or underwriters (or which would be made to or for the benefit of such an underwriter or underwriter if such sale of Registrable Securities were pursuant to an underwritten offering) be made to and for the benefit of the holders of the Registrable Securities. In connection with any offering of Registrable Securities registered pursuant to this Agreement, Tracker shall (i) furnish to the underwriter, if any, (or, if no underwriter, the purchasers of such Registrable Securities) unlegended certificates representing ownership of the Registrable Securities being sold, in such denominations as requested and (ii) instruct any transfer agent and registrar of the Registrable Securities to release any stop transfer order with respect thereto.

         Merchant Partners hereunder agrees that upon receipt of any notice from Tracker of the happening of any event of the kind described in paragraph 5.8 of this Section 5, Merchant

Partners shall forthwith discontinue its disposition of Registrable Securities pursuant to the applicable registration statement and prospectus relating thereto until Merchant Partners' receipt of the copies of the supplemented or amended prospectus contemplated by paragraph 5.8 of this Section 5 and, if so directed by Tracker, deliver to Tracker (at Tracker's sole cost and expense) all copies, other than permanent file copies, then in Merchant Partners' possession of the prospectus current at the time of receipt of such notice relating to such Registrable Securities. If Tracker shall give such notice, the ninety (90)-day period during which such registration statement must remain effective pursuant to this Agreement shall be extended by the number of days during the period from the date of giving of a notice regarding the happening of an event of the kind described in paragraph 5.8 of this Section to the date when all such sellers shall receive such a supplemented or amended prospectus and such prospectus shall have been filed with the Commission.

SECTION 6. REGISTRATION EXPENSES.

         All expenses incident to Tracker's performance of, or compliance with, its obligations under this Agreement (without implication that the contrary would otherwise be true, whether or not a registration statement under the Securities Act is filed with the Commission or becomes effective under the Securities Act) including, without limitation, all registration and filing fees, all fees and expenses of compliance with securities and "blue sky" laws (including, without limitation, the "blue sky" fees and expenses of counsel for underwriters or placement or sales agents in connection therewith), all printing and copying expenses, all messenger and delivery expenses, all fees and expenses of underwriters and sales and placement agents in connection therewith (excluding discounts, commissions, non-accountable expense allowances and the non- "blue sky" fees and expenses of counsel therefore), all fees and expenses of Tracker's independent certified public accountants and counsel (including, without limitation, with respect to "comfort" letters and opinions) and other Persons retained by Tracker in connection therewith (collectively, the "Registration Expenses") shall, subject to the last paragraph of this Section 6, be borne by Tracker except that, in connection with Merchant Partners' two (2) Demand Registrations, as set forth in Section 1.1, Tracker and Merchant Partners shall share all such expenses on an equal basis (except that Merchant Partners shall pay all discounts, commissions and non-accountable expense allowances).

         In any event (and without implication that the contrary would otherwise be true), Tracker shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any annual audit and the expense of any liability insurance) (collectively, "Internal Expenses") and the expenses and fees for listing the securities to be registered on each securities exchange and included in each established over-the-counter market on which similar securities issued by Tracker are then listed or, if not so listed, for listing pursuant to paragraph 5.9 of Section 5 of this Agreement.

SECTION 7. INDEMNIFICATION.

         7.1 By Tracker. Tracker agrees to indemnify and hold harmless, to the fullest extent permitted by law, Merchant Partners and each Person who controls (within the meaning of the Securities Act) Merchant Partners against all losses, claims, damages, liabilities and expenses ("Claims") to which each such indemnified party may become subject under the Securities Act insofar as such Claim arose out of (i) any untrue or alleged untrue statement of material fact contained, on the effective date thereof, in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission of a material fact required to be stated therein or a fact necessary to make the statements therein not misleading, or (iii) any violation by Tracker of any federal, state or common law rule or regulation applicable to Tracker in connection with any such registration, except insofar as the same are caused by and contained in any information furnished in writing to Tracker by such holder expressly for use therein or by such holder's or its agent's or representative's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after Tracker has furnished such holder or agent or representative with a sufficient number of copies of the same. In connection with an underwritten offering, Tracker shall indemnify such underwriters, their officers, directors, employees and agents and each Person who controls (within the meaning of the Securities Act) such underwriters or such an other indemnified Person to the same extent as provided above with respect to the indemnification of Merchant Partners.

         7.2 By Merchant Partners. In connection with any registration statement in which Merchant Partners is participating, Merchant Partners will furnish to Tracker in writing information regarding its ownership of Registrable Securities, its intended method of distribution thereof and such other information as shall be reasonably requested by Tracker and required under applicable law for inclusion in the registration statement and, to the fullest extent permitted by law, shall indemnify and hold harmless Tracker, its directors, officers, employees and agents and each Person who controls (within the meaning of the Securities Act) Tracker or such other indemnified Person against any Claims to which such indemnified party may become subject under the Securities Act insofar as such Claim arose out of (i) any untrue or alleged untrue statement of material fact contained, on the effective date thereof, in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but, in either case set forth in clause
(i) or (ii) above, only to the extent that such untrue statement or omission is caused by and contained in such information so furnished in writing by Merchant Partners.

         7.3 Notice. Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which its seeks indemnification; provided, however, that the failure to give such notice shall not release the indemnifying party from its obligation under this Section 7, except to the extent that the indemnifying party has been materially prejudiced by such failure to provide such notice, and then only to the extent of such prejudice.

         7.4 Survival. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified

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



Person and shall survive the transfer of the Registrable Securities and any termination hereof.

SECTION 8.  PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

         No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

SECTION 9. DEFINITIONS.

         For purposes of this Agreement, the following terms shall have the following meanings:

         9.1 The term "Claim" shall have the meaning assigned thereto in Section
7.1 hereof.

         9.2 The term "Common Stock" shall mean the common stock, par value $0.001 per share, of Tracker.

         9.3 The term "Commission" shall have the meaning assigned thereto in
Section 1.2 of this Agreement.

         9.4 The term "Demand" shall have the meaning assigned thereto in
Section 1.1 of this Agreement.

         9.5 The term "Demanding Sellers" shall have the meaning assigned thereto in Section 1.5 of this Agreement.

         9.6 The term "Internal Expenses" shall have the meaning assigned thereto in Section 6 of this Agreement.

         9.7 The term "Other Demand Rights" shall have the meaning assigned thereto in Section 2.2 of this Agreement.

         9.8 The term "Other Demanding Sellers" shall have the meaning assigned thereto in Section 2.2 of this Agreement.

         9.9 The term "Person" means any individual, firm, corporation, partnership, or other entity, and shall include any successor (by merger or otherwise) of such entity.

         9.10 The term "Piggyback Maximum Number" shall have the meaning assigned thereto in Section 2.2 of this Agreement.

         9.11 The term "Piggyback Notice" shall have the meaning assigned thereto in Section

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



2.1 of this Agreement.

         9.12 The term "Piggyback Registration" shall have the meaning assigned thereto in Section 2.1 of this Agreement.

         9.13 The term "Piggyback Seller" shall have the meaning assigned thereto in Section 2.2 of this Agreement.

         9.14 The term "Primary Offering" shall have the meaning assigned thereto in Section 2.2.1 of this Agreement.

         9.15 The term "Registrable Securities" means (i) Common Stock (and all other securities, if any), issued or issuable pursuant to the Options Agreement and (ii) securities issued or issuable with respect to the Common Stock or other securities referred to in clause (i) above or securities referred to in this clause (ii) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (A) a registration statement registering such securities under the Securities Act has been declared effective and such securities have been sold or otherwise transferred by the holder thereof pursuant to such effective registration statement; (B) such securities are eligible to be sold in accordance with Rule 145(d) (or any successor provision) promulgated under the Securities Act under circumstances in which any legend borne by the certificates for such securities relating to restrictions on transferability thereof, under the Securities Act or otherwise, is or will be removed by Tracker; or (C) such securities are eligible to be sold in accordance with Rule 144(k) (or any successor provision) promulgated under the Securities Act, or otherwise, under circumstances in which any legend borne by the certificates for such securities relating to restrictions on transferability thereof, under the Securities Act or otherwise, is or will be removed by Tracker. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (by conversion, exercise or otherwise, but disregarding any legal restrictions upon the exercise of such right) whether or not such acquisition has actually been effected.

         9.16 The term "Registration Expenses" shall have the meaning assigned thereto in Section 6 of this Agreement.

         9.17 The term "Secondary Maximum Number" shall have the meaning assigned thereto in Section 1.5 of this Agreement.

         9.18 The term "Securities Act" shall have the meaning assigned thereto in Section 1.1 of this Agreement.

         9.19 The term "Services Agreement" shall have the meaning assigned thereto in the heading of this Agreement.

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




         9.20 The term "Short-Form Registration" shall mean Form S-3 or any similar short form under the Securities Act.

SECTION 10. MISCELLANEOUS.

         10.1 Existing Registration Rights; No Inconsistent Agreements. Tracker represents and warrants that the only existing rights to require or request Tracker to register any equity securities of Tracker, or any securities convertible or exchangeable into or exercisable for such securities are those described on Exhibit A hereto, that Merchant Partners has been provided copies of all agreements with respect to such rights. Tracker will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement.

         10.2 Remedies. Subject to Section 10.9 of this Agreement, any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

         10.3 Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived and Tracker may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if Tracker has obtained the written consent of Merchant Partners.

         10.4 Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not, with the exception that all registration rights pursuant to Sections 1 and 2 hereof shall inure to the benefit of Merchant Partners or any one or more of the partners in Merchant Partners only and shall lapse as to shares transferred by Merchant Partners to any Person other than a partner in Merchant Partners upon any such transfer.

         10.5 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         10.6 Certain Representations, Warranties and Covenants. Tracker's and Merchant Partner's representations, warranties and covenants contained in Sections 4 and 5 of the Services Agreement are hereby incorporated in this Agreement by reference.

         10.7 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

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



         10.8 Governing Law. All questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto will be governed by the internal law, and not the law of conflicts of the State of Illinois.

         10.9 Arbitration. If the parties cannot settle any dispute or controversy arising out of this Agreement, the parties shall submit such controversy or dispute to binding arbitration before a panel of three arbitrators (with one arbitrator to be selected by each party and with the third arbitrator to be selected by the two arbitrators selected by the parties) in Maricopa County, Arizona or Cook County, Illinois. For this purpose both parties hereby expressly consent to such arbitration in such place. In such case, the arbitrators shall receive, hear, and maintain all documents, testimony and records in secrecy, available for inspection only by either party and its attorneys and experts who shall agree, in advance and in writing, to receive all such information in secrecy. In all other respects, the parties and arbitrators shall conduct the arbitration under the then-existing rules and regulations of the American Arbitration Association governing commercial transactions, and any award entered shall be subject to confirmation, opposition, modification, and enforcement in accordance with the Uniform Arbitration Act as then in effect in the State of Arizona or the State of Illinois. The parties shall equally bear fees and related costs of the arbitrators. Notwithstanding anything herein to the contrary, nothing in this Section shall preclude either party from seeking interim or provisional relief, including without limitation, a temporary restraining order or preliminary injunction, concerning the dispute or controversy, if necessary to protect the interests of such party.

         10.10 Attorneys' Fees. If either party to this Agreement brings a suit (or institutes an arbitration) to collect money damages for breach hereof, the parties agree that the prevailing party shall recover, in addition to any other remedy, reimbursement for all reasonable attorneys' fees, court costs, costs of investigation, and related expenses (such as fees of experts, trial exhibits, and document and communication services) that the prevailing party has incurred in connection therewith.

         10.11 Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally or mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices, demands and other communications will be sent to Merchant Partners at the address set forth in the Services Agreement or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

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



         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE TRACKER CORPORATION OF                MERCHANT PARTNERS L.P.

AMERICA                                   By:      MERCHANT ADVISORS, L.P.,
                                                   its General Partner
By:____________________________
                                          By:      MERCHANT DEVELOPMENT
Its:___________________________                    CORP., its General Partner

                                          By:____________________________

                                          Its:___________________________









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



                                    EXHIBIT A

                          EXISTING REGISTRATION RIGHTS

         Unless the context otherwise requires, capitalized terms used in this Exhibit A shall have the meanings ascribed to them in the Company's Registration Statement on Form S-1 (No. 33-99686).

         In the Reorganization Agreement, Tracker covenanted to the Trustee, the Montreal Trust Company of Canada, for the express benefit of the holders of the Exchangeable Preference Shares, that Tracker will, (i) file a registration statement under the Securities Act, covering the exchange of the Exchangeable Preference Shares for the Reserved Common Shares (the "Share Exchange Offer") and the resale of the Reserved Common Shares received pursuant to the Share Exchange Offer, (ii) use its best efforts to cause such registration statement to become effective, and (iii) use its best efforts to keep the registration statement current, at its expense, for a one year period. In addition, if during the two year period commencing with July 12, 1997 and ending July 12, 1999, Tracker proposes to register any of its equity securities under the Act for sale for cash (otherwise than in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of a type specified in Rule 145(a) under the Act), Tracker shall (a) give the holders of the then outstanding Exchangeable Preference Shares notice of the proposed registration,
(b) upon request of a holder, use its best efforts to register the Share Exchange Offer and the resale of the Reserved Common Shares received pursuant to the Share Exchange Offer, and (c) use its best efforts to cause such registration to become and remain effective. No assurance can be given, however, that any such registration statement referred to in the immediately preceding sentence will be filed between July 12, 1997 and July 12, 1999, and Tracker has no legal duty to file a registration statement during such period.

         The holder of 250,000 shares of Common Stock and Common Warrants to purchase 250,000 shares of Common Stock has contractual rights to demand that such shares and the shares underlying such Common Warrants be registered under the Securities Act during the one year period between July 12, 1995 and July 12, 1996, if no current registration statement by Tracker is on file covering the shares of Common Stock. All expenses in connection with such registration shall be borne by Tracker with respect to the first demand registration, except that the holder shall pay all underwriting discounts and selling commissions and all fees and disbursements of any special counsel to any seller of the securities being registered. The costs of any subsequent demand registrations shall be borne by the holder.

         The holder of common warrants to purchase 500,000 shares of Common Stock has contractual rights to demand that the shares underlying such common warrants be registered under the Securities Act during the one year period between July 12, 1995 and July 12, 1996, if no current registration statement by Tracker is on file covering the securities comprising or underlying the shares and warrants. The holder shall have such rights, however, only if such holder exercises his common warrants to purchase 500,000 shares of Common Stock in full prior


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


to making any such demand. No such exercise has yet occurred. Tracker may postpone or delay such demand registration under certain circumstances. All expenses in connection with such registration shall be borne by Tracker with respect to the first demand registration, except that the holder shall pay all underwriting discounts and selling commissions and all fees and disbursements of any special counsel to any seller of the securities being registered. The costs of any subsequent demand registrations shall be borne by the holder.

         The holder of 800,000 shares of Common Stock has the right to demand that such shares be registered under the Securities Act during the five year period ending on March 15, 2000. Such holder's shares are registrable at its own expense.

         Holders of the First Series Convertible Debentures have the right to demand that the shares of Common Stock underlying such Convertible Debentures be registered under the Securities Act. Tracker must file a registration statement within 30 business days after it receives notices of conversion that represent, in the aggregate, 50% or more of the then unpaid principal balance of all outstanding First Series Convertible Debentures and in any event evidencing First Series Convertible Debentures with an outstanding principal balance of at least $300,000. Tracker shall use its best efforts to cause such registration statement to become effective. All expenses of such registration, other than underwriting discounts and commissions, shall be paid by Tracker.

         Holders of the Second Series Convertible Debentures have the right to demand that the shares of Common Stock underlying such Convertible Debentures be registered under the Securities Act. Tracker must file a registration statement within 30 business days after it receives notices of conversion that represent, in the aggregate, 50% or more of the then unpaid principal balance of all outstanding Second Series Convertible Debentures and in any event evidencing Second Series Convertible Debentures with an outstanding principal balance of at least $300,000. Tracker shall use its best efforts to cause such registration statement to become effective. All expenses of such registration, other than underwriting discounts and commissions, shall be paid by Tracker.

         The holder of 25,000 shares of Common Stock has the right to have such shares included in the first registration statement filed by Tracker following the issuance of such shares.

         The holder of a warrant to purchase 200,000 shares has the right to have the shares underlying such warrant included in any registration statement filed by the Tracker (subject to certain exceptions) at Tracker's expense.

         Certain shares which may be issued to CRG are required to be freely tradeable shares.


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